UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21744

Name of Fund: FDP Series, Inc.

Franklin Templeton Total Return FDP Fund

Invesco Value FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2014

Date of reporting period: 05/31/2014

Item 1 – Report to Stockholders

MAY 31, 2014

ANNUAL REPORT

FDP Series, Inc.

>	MFS Research International FDP Fund
>	Marsico Growth FDP Fund
>	Invesco Value FDP Fund
>	Franklin Templeton Total Return FDP Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.
2	FDP SERIES, INC.	MAY 31, 2014

Shareholder Letter

Dear Shareholder,

Most asset classes performed well for the 12-month period ended May 31, 2014. The period began with financial markets reacting to a spate of interest rate volatility sparked by the Federal Reserve’s first mention of gradually reducing (or “tapering”) the central bank’s asset purchase programs earlier than originally expected. After a sharp sell-off, markets broadly rebounded in late June as the Fed’s tone turned more dovish. At the same time, improving economic indicators and better corporate earnings helped extend gains through most of the summer. Although the tone of economic and financial news became mixed last autumn, it was a surprisingly positive period for the markets. Early on, the Fed defied investors’ expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians finally engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was a generally positive period for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus — a condition that caused fixed income investments to struggle. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time.

The start of the new year brought a stark change in sentiment. Heightened volatility in emerging markets — driven by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth — combined with mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from new Fed Chair Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that this was a temporary trend resulting from an unusually harsh winter.

In the months that followed, signs of decelerating growth in China and geopolitical tensions in Russia and Ukraine made for a bumpy ride, but markets were resilient as investors focused on improving U.S. economic data, stronger corporate earnings and a still-dovish central bank. Within developed markets, investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. Broadly speaking, the strongest performers of 2013 struggled most in 2014 and vice versa. Emerging markets particularly benefited from this broad rotation into cheaper valuations. For investors in these markets, technical factors heartily outweighed the growing list of geopolitical issues. Emerging market equities ended the period with a strong rally through May even as a military coup was underway in Thailand. May was a strong month for most of the world’s equity and fixed income markets. U.S. large cap stocks touched record highs while volatility trended to unusually low levels. In fixed income, investor appetite for bonds persevered as interest rate volatility remained contained against a strong supply-and-demand backdrop.

On the whole, equity markets in the developed world posted robust gains for the 12-month period ended May 31. Emerging markets generated positive, but less dramatic returns due to increased volatility amid heightened risks for the asset class. In fixed income, higher quality sectors including U.S. Treasury bonds, tax-exempt municipals and investment grade corporate bonds, were challenged by interest rate uncertainty, but produced positive results for the 12-month period as the rate market calmed in 2014. High yield bonds delivered strong performance as they benefited from income-oriented investors’ ongoing search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Financial markets moved higher over the period despite modest global growth and a shift toward tighter monetary policy in the United States.

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of May 31, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.63%	20.45%
U.S. small cap equities (Russell 2000® Index)	(0.10)	16.79
International equities (MSCI Europe, Australasia, Far East Index)	5.33	18.04
Emerging market equities (MSCI Emerging Markets Index)	1.89	4.27
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.06
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.32	0.46
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.28	2.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.86	2.97
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.14	7.88

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2014	MFS Research International FDP Fund

Investment Objective

MFS Research International FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2014, the Fund generated strong, positive returns, although it underperformed its primary benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index. For the same period, the Fund’s Institutional and Investor A Share Classes outperformed the secondary benchmark, the MSCI All Country World (excluding U.S.) Index, while the Investor C Shares underperformed the secondary benchmark. The following discussion of relative performance pertains to the MSCI EAFE Index.

What factors influenced performance?

•	Stock selection detracted from the Fund’s performance relative to the benchmark index, with notable detractors within financials including real estate management & development company Mitsubishi Estate Co., Ltd. (Japan) and global banking and financial services firm HSBC Holdings PLC (United Kingdom). Within industrials, the Fund’s holdings in the capital goods industry hurt relative returns including mining company Iluka Resources Ltd. (Australia), Honda Motor Co. Ltd. (Japan) and engineering company JGC Corporation (Japan). In the consumer staples sector, the Fund’s position in Danone SA (France) had a negative impact. In other sectors, individual positions that detracted from relative performance included McDonald’s franchisee Arcos Dorados Holdings, Inc. (Argentina) and electric utility company Energias do Brasil SA (Brazil), while not owning French energy company Total SA proved to be a disadvantage. Additionally, the Fund’s currency exposure detracted from results.
•	Conversely, stock selection in the health care sector had a positive impact on relative results, with strong performance from holdings in Santen Pharmaceutical Co. Ltd. (Japan) and Novartis AG (Switzerland). Stock selection also contributed positively in the information technology (“IT”) sector, where a position in Cognizant Technology Solutions Corp. (United States) boosted returns. Elsewhere in the Fund, notable individual contributors included hotel & restaurant chain operator Whitbread PLC (United Kingdom), banking firm KBC Groep NV (Belgium), diversified financial services company ING Groep NV CVA (Netherlands), casino resorts operator Sands China Ltd. (Hong Kong), telecommunications company KDDI Corporation (Japan) and natural gas distributor GDF Suez (France). The Fund also benefited from not holding Toyota Motor (Japan).

Describe recent portfolio activity.

•	During the 12-month period, the Fund increased exposure in financials with the addition of new positions in Royal Bank of Scotland Group PLC (United Kingdom) and Zurich Insurance Group AG (Switzerland), while increasing an existing position in HSBC Holdings PLC. In other sectors, the Fund added to its holding of telecommunications services company Vodafone Group PLC (United Kingdom) and initiated a position in IT company Mediatek Inc. (Taiwan). The Fund eliminated positions in energy company BP PLC (United Kingdom), financial services firm Barclays PLC (United Kingdom) and two consumer cyclical stocks Publicis Groupe SA (France) and Hennes & Mauritz AB (Sweden). In health care, the Fund trimmed its position in Roche Holding AG (Switzerland).

Describe portfolio positioning at period end.

•	The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental analysis and therefore, regional and industry allocations are strictly a by-product of where Fund management finds the most attractive opportunities. On an individual security basis, the Fund’s largest overweight positions relative to the MSCI EAFE Index as of period end included Royal Dutch Shell PLC (United Kingdom), Novartis AG, KDDI Corporation, Schneider Electric SA (France) and Rio Tinto PLC (United Kingdom).

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	MAY 31, 2014

MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 65% of its assets in equity securities of foreign companies, including emerging market issuers.
[3]	This unmanaged broad-based index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.
[4]	This market capitalization index is designed to measure equity market performance in the developed and emerging markets, excluding the US.
[5]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2014

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.58%	14.88%	N/A	10.94%	N/A	5.84%	N/A
Investor A	3.44	14.67	8.65%	10.67	9.48%	5.58	4.94%
Investor C	2.99	13.72	12.72	9.84	9.84	4.78	4.78
MSCI EAFE Index	5.33	18.04	N/A	11.42	N/A	5.99	N/A
MSCI All Country World (ex U.S.) Index	4.73	14.54	N/A	10.49	N/A	6.44	N/A
[6]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[7]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.80	$6.29	$1,000.00	$1,018.75	$6.24	1.24%
Investor A	$1,000.00	$1,034.40	$7.56	$1,000.00	$1,017.50	$7.49	1.49%
Investor C	$1,000.00	$1,029.90	$11.34	$1,000.00	$1,013.76	$11.25	2.24%
[8]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2014	5

Fund Summary as of May 31, 2014	Marsico Growth FDP Fund

Investment Objective

Marsico Growth FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2014, the Fund generated strong, positive returns, but underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•	The main cause of the Fund’s underperformance relative to the benchmark index was stock selection in the information technology (“IT”), financials and industrials sectors. Although the Fund’s IT holdings posted strong returns, they lagged the sector return in the benchmark index, thereby hampering relative performance. Notable laggards included semiconductor equipment manufacturer ASML Holding NV, professional social networking website operator LinkedIn Corp., and cloud-based customer relationship management service provider Salesforce.com Inc. In financials, underperformance came from positions in Citigroup, Inc., Charles Schwab Corp. and Wells Fargo & Co. Within industrials, the Fund’s positions in the capital goods industry hurt returns as Rolls-Royce Holdings PLC and Boeing Co. posted disappointing results. On an individual security basis, the largest detractor from performance was athletic apparel manufacturer Lululemon Athletica, Inc. (consumer discretionary), which lowered its revenue and earnings forecasts after experiencing problems with quality control and supply chain management. The Fund sold its positions in LinkedIn Corp., Citigroup, Inc., Wells Fargo & Co., Rolls-Royce Holdings PLC, Boeing Co. and Lululemon Athletica, Inc. during the period.
•	Contributing positively to the Fund’s performance was stock selection in the health care sector, particularly in the biotechnology industry, with Gilead Sciences, Inc. and Biogen Idec, Inc. producing strong returns. Both companies benefited from the introduction of new drugs in the period. The Fund’s underweight to consumer staples had a positive impact on relative results as the sector was generally weak during the period; however, a select holding in Green Mountain Coffee Roasters, Inc. was a notable contributor to Fund performance as the stock soared after an announcement that Coca-Cola Co. had purchased a stake in the company. In consumer discretionary, stock selection within the consumer services industry boosted results, led by the Fund’s position in Wynn Resorts Ltd., which continued to benefit from strong business results in the Macau market.

Describe recent portfolio activity.

•	During the 12-month period, the Fund decreased exposure to financials given a number of headwinds negatively impacting the banking industry. Within IT, the Fund reduced some of its higher valuation positions in favor of stocks with better earnings visibility, but the overall sector allocation was increased during the period. The Fund increased its allocation to the energy sector while repositioning to gain more exposure to opportunities relating to the energy renaissance in North America, which appears to be gaining traction. The Fund added to existing holdings in the materials sector given increasing potential for price appreciation in these companies.
•	The Fund’s cash position was at times elevated due in part to transitioning to new positions during the period. Holding cash hindered performance relative to the benchmark index given the strong equity market during the period.

Describe portfolio positioning at period end.

•	On an absolute basis, the Fund’s largest sector allocations at period end were consumer discretionary, IT, industrials and health care. Relative to the S&P 500® Index, the Fund was overweight in consumer discretionary, industrials and materials, and underweight in financials, consumer staples and energy. The Fund held no exposure to telecommunication services or utilities.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	MAY 31, 2014

Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.
[3]	This unmanaged broad-based index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.
[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2014

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.46%	17.70%	N/A	16.68%	N/A	6.82%	N/A
Investor A	4.30	17.42	11.25%	16.40	15.15%	6.56	5.91%
Investor C	3.93	16.48	15.48	15.53	15.53	5.75	5.75
S&P 500® Index	7.63	20.45	N/A	18.40	N/A	7.38	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,044.60	$5.25	$1,000.00	$1,019.80	$5.19	1.03%
Investor A	$1,000.00	$1,043.00	$6.52	$1,000.00	$1,018.55	$6.44	1.28%
Investor C	$1,000.00	$1,039.30	$10.37	$1,000.00	$1,014.76	$10.25	2.04%
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2014	7

Fund Summary as of May 31, 2014	Invesco Value FDP Fund

Investment Objective

Invesco Value FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital growth and income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2014, the Fund generated strong, positive returns, but underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•	Stock selection in information technology (“IT”) hurt results, mainly from not owning Apple, Inc. and from a non-benchmark holding in eBay, Inc. Stock selection within financials also detracted from performance, mostly due to a material overweight to Citigroup, Inc. Within health care, select pharmaceutical stocks, such as Sanofi negatively impacted performance. The Fund’s underweight in the industrials sector hindered relative returns for the period. The Fund’s small cash position detracted from performance relative to the benchmark index given the strong equity market during the period.
•	Contributing positively to the Fund’s performance was stock selection in the energy sector, mainly within oil and gas service providers. An overweight to consumer discretionary had a positive impact, as did stock selection within the sector, especially in the media industry. Stock selection in the consumer staples sector also helped performance, notably due to a material underweight in Procter & Gamble Co. coupled with an overweight in Tyson Foods, Inc. Stock selection and an underweight in telecommunication services (“telecom”) proved beneficial. Most notably, the Fund’s meaningful underweight in AT&T, Inc. contributed positively to relative results, as did a non-benchmark holding in Vodafone Group PLC. Finally, stock selection in materials and a material underweight to the utilities sector enhanced performance.

Describe recent portfolio activity.

•	During the 12-month period, the Fund maintained a relatively low level of portfolio turnover; however, the Fund added to positions in health care, energy and consumer staples companies. Conversely, the Fund continued to trim select insurance stocks within financials, as well as exiting positions in IT stocks. The majority of the trading activity occurred in the consumer discretionary sector, where the Fund continued to reduce holdings in media and select retail companies that had performed well.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Value Index, the Fund ended the period overweight in consumer discretionary, IT, energy and health care, and underweight in financials, utilities, industrials, consumer staples, telecom and materials.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	MAY 31, 2014

Invesco Value FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Fund invests in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks (convertible securities).
[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price/book ratios and lower forecasted growth values.
[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2014

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.48%	18.89%	N/A	18.78%	N/A	6.90%	N/A
Investor A	6.33	18.56	12.34%	18.50	17.23%	6.65	6.00%
Investor C	5.93	17.76	16.76	17.61	17.61	5.84	5.84
Russell 1000® Value Index	8.20	19.60	N/A	18.44	N/A	6.84	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,064.80	$5.04	$1,000.00	$1,020.04	$4.94	0.98%
Investor A	$1,000.00	$1,063.30	$6.33	$1,000.00	$1,018.80	$6.19	1.23%
Investor C	$1,000.00	$1,059.30	$10.17	$1,000.00	$1,015.06	$9.95	1.98%
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2014	9

Fund Summary as of May 31, 2014	Franklin Templeton Total Return FDP Fund

Investment Objective

Franklin Templeton Total Return FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with high current income, consistent with preservation of capital. The Fund’s secondary objective is capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2014, the Fund’s Institutional and Investor A Share Classes outperformed the benchmark, the Barclays U.S. Aggregate Bond Index, while the Investor C Share Class underperformed the benchmark index.

What factors influenced performance?

•	The Fund’s corporate credit holdings including high yield bonds and investment grade debt contributed positively to performance, resulting mainly from sector allocation. An underweight in agency mortgage-backed securities (“MBS”) had a positive impact on relative results, as did security selection within the sector. The Fund’s positions in commercial mortgage-backed securities (“CMBS”) and non-agency residential MBS added to returns, especially attributable to security selection within CMBS. The Fund’s municipal bond exposure also contributed positively. Many of the Fund’s non-U.S. dollar-denominated bonds as well as yield curve positioning in non-U.S. markets further enhanced results.
•	Conversely, yield curve positioning in the United States detracted from the Fund’s performance during the period. Exposure to non-U.S. currencies also had a negative impact on results.

Describe recent portfolio activity.

•	During the 12-month period, the Fund remained slightly overweight compared to the benchmark in many of the credit sectors, including corporate credit and securitized products, as valuations continued to appear relatively attractive on a longer term basis. The Fund reduced exposure, however, to the high yield and floating rate loan sectors. The Fund increased its allocation to CMBS and municipal bonds as valuations appeared attractive in these sectors. The investment advisor continued to find that many of the best opportunities in global bond markets were outside of the United States and accordingly, maintained the Fund’s strong exposure to international bonds and currencies.
•	The Fund transacts in mortgage dollar rolls, which require future mortgage settlements. To meet forward liabilities, the Fund holds cash or invests in high-quality, liquid assets. The Fund’s allocation to cash and cash equivalents did not materially impact performance during the period.

Describe portfolio positioning at period end.

•	Relative to the Barclays U.S. Aggregate Bond Index, the Fund ended the period slightly overweight in many of the credit sectors, including corporate credit and securitized products such as CMBS and non-agency residential MBS. The Fund also maintained significant exposure to international bonds and foreign currencies.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	MAY 31, 2014

Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, investment grade corporate loans and futures with reference securities that are investment grade.
[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.
[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2014

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.10%	3.58%	3.18%	N/A	7.39%	N/A	5.18%	N/A
Investor A	1.77	3.55	3.03	(1.10)%	7.12	6.25%	4.94	4.45%
Investor C	1.30	3.26	2.45	1.45	6.53	6.53	4.35	4.35
Barclays US Aggregate Bond Index	—	3.28	2.71	N/A	4.96	N/A	4.91	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.80	$3.45	$1,000.00	$1,021.54	$3.43	0.68%
Investor A	$1,000.00	$1,035.50	$4.77	$1,000.00	$1,020.24	$4.73	0.94%
Investor C	$1,000.00	$1,032.60	$7.55	$1,000.00	$1,017.50	$7.49	1.49%
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2014	11

About Fund Performance

Shares are only available for purchase through the FDP Service.

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares for Franklin Templeton Total Return FDP Fund incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. On June 10, 2013, all issued and outstanding Investor B Shares of the Funds were converted into Investor A Shares with the same relative aggregate net asset value.
•	Investor C Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor C Shares for Franklin Templeton Total Return FDP Fund are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares for all Funds are subject to a 1.00% CDSC if redeemed within one year of purchase.
•	Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In certain periods, the Funds’ investment advisor waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.
12	FDP SERIES, INC.	MAY 31, 2014

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2013 and held through May 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s and/or sub-advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	13

Portfolio Information as of May 31, 2014

MFS Research International FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Novartis AG, Registered Shares	4%
Royal Dutch Shell PLC, Class A	3
Nestle SA, Registered Shares	3
HSBC Holdings PLC	3
Rio Tinto PLC	2
Schneider Electric SA	2
Bayer AG, Registered Shares	2
Westpac Banking Corp.	2
GlaxoSmithKline PLC	2
UBS AG, Registered Shares	2

Geographic Allocation	Percent of Long-Term Investments
Japan	18%
United Kingdom	16
Switzerland	13
France	11
Germany	7
Netherlands	7
Hong Kong	5
Australia	4
United States	2
Sweden	2
Brazil	2
Taiwan	2
Other[1]	11
[1]	Other includes a 1% holding or less in each of the following countries: Canada, Belgium, Austria, Italy, Singapore, South Korea, India, Turkey, Ireland, Spain, Denmark, Bermuda, Thailand, Russia, Portugal, Israel.

Marsico Growth FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Gilead Sciences, Inc.	6%
priceline.com, Inc.	6
Monsanto Co.	5
Biogen Idec, Inc.	4
Facebook, Inc., Class A	4
Starwood Hotels & Resorts Worldwide, Inc.	4
Canadian Pacific Railway Ltd.	4
Union Pacific Corp.	4
The Sherwin-Williams Co.	4
Wynn Resorts Ltd.	4

Sector Allocation	Percent of Long-Term Investments
Consumer Discretionary	29%
Information Technology	20
Industrials	16
Health Care	14
Materials	8
Energy	7
Consumer Staples	4
Financials	2
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
14	FDP SERIES, INC.	MAY 31, 2014

Portfolio Information as of May 31, 2014 (concluded)

Invesco Value FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Citigroup, Inc.	4%
Weatherford International Ltd.	3
JPMorgan Chase & Co.	3
Wells Fargo & Co.	2
Merck & Co., Inc.	2
Viacom, Inc., Class B	2
Royal Dutch Shell PLC — ADR	2
Suncor Energy, Inc.	2
The Bank of New York Mellon Corp.	2
General Electric Co.	2

Sector Allocation	Percent of Long-Term Investments
Financials	23%
Energy	18
Health Care	15
Consumer Discretionary	14
Information Technology	11
Industrials	7
Consumer Staples	5
Utilities	3
Materials	2
Telecommunication Services	2
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Franklin Templeton Total Return FDP Fund

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	31%
U.S. Treasury Obligations	21
U.S. Government Sponsored Agency Securities	20
Foreign Agency Obligations	9
Non-Agency Mortgage-Backed Securities	6
Floating Rate Loan Interests	5
Municipal Bonds	4
Asset-Backed Securities	2
Preferred Securities	2
FDP SERIES, INC.	MAY 31, 2014	15

Schedule of Investments May 31, 2014	MFS Research International FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Australia — 3.7%
APA Group	106,098	$691,036
Computershare Ltd.	63,871	758,134
Iluka Resources Ltd.	152,462	1,237,584
Oil Search Ltd.	59,650	524,413
Westpac Banking Corp.	105,470	3,380,923
		6,592,090
Austria — 1.1%
Erste Group Bank AG	56,494	1,964,136
Belgium — 1.2%
KBC Groep NV (a)	34,985	2,084,119
Bermuda — 0.4%
Hiscox Ltd.	64,810	739,257
Brazil — 2.0%
EDP — Energias do Brasil SA	78,797	330,270
Gerdau SA — ADR	110,610	657,023
M Dias Branco SA	20,900	899,233
Odontoprev SA	101,000	428,291
Petroleo Brasileiro SA — ADR	56,060	790,446
Telefonica Brasil SA — ADR	23,118	464,903
		3,570,166
Canada — 1.3%
Canadian Utilities Ltd., Class A	19,480	705,146
Cenovus Energy, Inc.	18,890	562,188
Dollarama, Inc.	11,840	998,806
		2,266,140
Denmark — 0.4%
TDC A/S	79,479	773,831
France — 10.6%
BNP Paribas SA	31,755	2,223,177
Danone SA	38,235	2,851,148
Dassault Systemes SA	8,916	1,131,583
GDF Suez	61,385	1,713,231
L’Oreal SA	8,160	1,424,415
Legrand SA	10,135	641,813
LVMH Moet Hennessy Louis Vuitton SA	10,820	2,152,292
Pernod Ricard SA	19,226	2,357,537
Schneider Electric SA	36,257	3,415,581
Technip SA	8,420	904,959
		18,815,736
Germany — 7.1%
Bayer AG, Registered Shares	23,519	3,404,392
Deutsche Wohnen AG (a)	32,988	712,736
Infineon Technologies AG	80,647	1,000,504
Linde AG	13,891	2,904,102
ProSiebenSat.1 Media AG, Registered Shares	10,120	461,183
Common Stocks	Shares	Value
Germany (concluded)
Siemens AG, Registered Shares	23,273	$3,093,100
Symrise AG	17,062	924,857
		12,500,874
Hong Kong — 4.7%
AIA Group Ltd.	496,200	2,491,250
China Resources Gas Group Ltd.	244,000	748,880
Esprit Holdings Ltd.	255,400	377,433
Hutchison Whampoa Ltd.	118,000	1,585,813
Li & Fung Ltd.	1,388,000	2,020,045
Sands China Ltd.	138,800	1,014,259
		8,237,680
India — 0.7%
HDFC Bank Ltd. — ADR	15,554	700,396
Reliance Industries Ltd.	28,732	518,052
		1,218,448
Ireland — 0.6%
Experian PLC	57,092	993,038
Israel — 0.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	169,820	304,826
Italy — 1.0%
Telecom Italia SpA, Non-Convertible Savings Shares	715,329	683,774
UniCredit SpA	132,134	1,153,618
		1,837,392
Japan — 17.6%
AEON Financial Service Co. Ltd.	34,300	866,588
Denso Corp.	56,900	2,620,892
Honda Motor Co. Ltd.	77,900	2,734,680
Inpex Corp.	61,700	893,779
Japan Tobacco, Inc.	60,200	2,044,900
JGC Corp.	47,000	1,356,796
JSR Corp.	80,700	1,362,456
KDDI Corp.	54,500	3,256,541
Kobayashi Pharmaceutical Co. Ltd.	7,300	470,515
Mitsubishi Corp.	49,100	973,157
Mitsubishi Estate Co. Ltd.	21,000	512,909
Mitsubishi UFJ Financial Group, Inc.	304,600	1,719,257
Mitsui Fudosan Co. Ltd.	24,000	759,371
Nippon Television Network Corp.	56,500	916,923
Nomura Research Institute Ltd.	26,000	876,179
Santen Pharmaceutical Co. Ltd.	44,200	2,387,995
Sony Financial Holdings, Inc.	37,800	626,116
Sumitomo Mitsui Financial Group, Inc.	57,600	2,337,307
Sundrug Co. Ltd.	20,600	926,705
Tokyo Gas Co. Ltd.	240,000	1,362,272
Yamato Holdings Co. Ltd.	100,900	2,155,820
		31,161,158

Portfolio Abbreviations

ABS ADR AGM BRL CAB CAD CHF CLP DKK EDA
Asset-Backed Security
American Depositary Receipts
Assured Guaranty Municipal Corp.
Brazilian Real
Capital Appreciation Bonds
Canadian Dollar
Swiss Franc
Chilean Peso
Danish Krone
Economic Development Authority
	EUR GBP GO HKD HUF KRW MXN MYR NVDR OTC	Euro British Pound General Obligation Bonds Hong Kong Dollar Hungarian Forint South Korean Won Mexican Peso Malaysian Ringgit Non-voting Depository Receipts Over-the-Counter	PEN PHP PLN PSF-GTD RB REIT SEK SGD USD	Peruvian Nuevo Sol Philippine Peso Polish Zloty Permanent School Fund Guaranteed Revenue Bonds Real Estate Investment Trust Swedish Krona Singapore Dollar U.S. Dollar

See Notes to Financial Statements.

16	FDP SERIES, INC.	MAY 31, 2014

Schedule of Investments (continued)	MFS Research International FDP Fund (Percentages shown are based on Net Assets)
Common Stocks		Shares	Value
Netherlands — 7.0%
Akzo Nobel NV		35,931	$2,693,132
Delta Lloyd NV		20,599	500,448
ING Groep NV — CVA (a)		137,964	1,934,929
Reed Elsevier NV		58,215	1,302,155
Royal Dutch Shell PLC, Class A		150,183	5,905,660
			12,336,324
Portugal — 0.2%
Galp Energia SGPS SA		23,879	423,198
Russia — 0.3%
Mobile Telesystems OJSC		3,859	31,697
Sberbank of Russia — ADR (a)		39,430	399,426
			431,123
Singapore — 1.0%
DBS Group Holdings Ltd.		134,000	1,806,641
South Korea — 0.7%
Kia Motors Corp.		21,700	1,253,204
Spain — 0.4%
Inditex SA		5,330	774,042
Sweden — 2.4%
Atlas Copco AB, Class A		86,700	2,545,445
Telefonaktiebolaget LM Ericsson, Class B		139,868	1,743,422
			4,288,867
Switzerland — 12.3%
Julius Baer Group Ltd. (a)		27,777	1,203,544
Nestle SA, Registered Shares		58,694	4,608,186
Novartis AG, Registered Shares		68,590	6,171,324
Roche Holding AG		5,471	1,612,589
Schindler Holding AG, Participation Certificates		12,409	1,917,854
Sonova Holding AG, Registered Shares (a)		7,242	1,105,766
UBS AG, Registered Shares (a)		162,686	3,270,889
Zurich Insurance Group AG (a)		6,411	1,925,734
			21,815,886
Taiwan — 1.9%
MediaTek, Inc.		122,000	1,984,224
Taiwan Semiconductor Manufacturing Co. Ltd.		333,439	1,336,422
			3,320,646
Thailand — 0.4%
Kasikornbank PCL — NVDR		122,900	703,448
Turkey — 0.6%
Turkcell Iletisim Hizmetleri AS (a)		164,510	1,027,958
United Kingdom — 16.0%
BG Group PLC		89,191	1,828,895
BT Group PLC		119,760	797,622
Cairn Energy PLC (a)		80,093	265,183
Capital Shopping Centres Group PLC		58,300	308,027
Common Stocks		Shares	Value
United Kingdom (concluded)
Centrica PLC		192,162	$1,082,474
Compass Group PLC		77,490	1,294,810
GlaxoSmithKline PLC		125,097	3,357,159
HSBC Holdings PLC		428,226	4,517,091
Prudential PLC		22,541	524,346
Reckitt Benckiser Group PLC		20,800	1,780,535
Rio Tinto PLC		69,540	3,566,327
Royal Bank of Scotland Group PLC (a)		365,603	2,126,503
Standard Chartered PLC		76,298	1,717,851
Vodafone Group PLC		509,488	1,786,288
Whitbread PLC		28,525	2,002,741
WPP PLC		62,729	1,356,584
			28,312,436
United States — 2.4%
Autoliv, Inc.		16,460	1,744,760
Cognizant Technology Solutions Corp., Class A (a)		25,490	1,239,069
Joy Global, Inc.		23,110	1,320,736
			4,304,565
Total Long-Term Investments (Cost — $135,649,533) — 98.2%			173,857,229

Short-Term Securities		Par (000)
Time Deposits — 1.4%
Europe — 0.0%
Wells Fargo Co., 0.04%, 06/02/14	EUR	15	20,661
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 6/03/14	HKD	613	79,035
Switzerland — 0.1%
Brown Brothers Harriman & Co., 0.00%, 6/02/14	CHF	134	149,587
United Kingdom — 0.0%
Wells Fargo Co., 0.08%, 6/02/14	GBP	24	39,803
United States — 1.3%
Brown Brothers Harriman & Co., 0.01%, 06/02/14	USD	2,254	2,253,877
Total Short-Term Securities (Cost — $2,542,963) — 1.4%			2,542,963
Total Investments (Cost — $138,192,496) — 99.6%			176,400,192
Other Assets Less Liabilities — 0.4%			623,219
Net Assets — 100.0%			$177,023,411

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	17

Schedule of Investments (concluded)	MFS Research International FDP Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$6,592,090	—	$6,592,090
Austria	—	1,964,136	—	1,964,136
Belgium	—	2,084,119	—	2,084,119
Bermuda	$739,257	—	—	739,257
Brazil	3,570,166	—	—	3,570,166
Canada	2,266,140	—	—	2,266,140
Denmark	—	773,831	—	773,831
France	—	18,815,736	—	18,815,736
Germany	1,637,594	10,863,280	—	12,500,874
Hong Kong	—	8,237,680	—	8,237,680
India	700,396	518,052	—	1,218,448
Ireland	—	993,038	—	993,038
Israel	—	304,826	—	304,826
Italy	—	1,837,392	—	1,837,392
Japan	759,371	30,401,787	—	31,161,158
Netherlands	—	12,336,324	—	12,336,324
Portugal	—	423,198	—	423,198
Russia	399,426	31,697	—	431,123
Singapore	—	1,806,641	—	1,806,641
South Korea	—	1,253,204	—	1,253,204
Spain	—	774,042	—	774,042
Sweden	—	4,288,867	—	4,288,867
Switzerland	—	21,815,886	—	21,815,886
Taiwan	—	3,320,646	—	3,320,646
Thailand	—	703,448	—	703,448
Turkey	—	1,027,958	—	1,027,958
United Kingdom	—	28,312,436	—	28,312,436
United States	4,304,565	—	—	4,304,565
Short-Term Securities:
Time Deposits	—	2,542,963	—	2,542,963
Total	$14,376,915	$162,023,277	—	$176,400,192

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2014, foreign currency at value of $6 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended May 31, 2014.

See Notes to Financial Statements.

18	FDP SERIES, INC.	MAY 31, 2014

Schedule of Investments May 31, 2014	Marsico Growth FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Aerospace & Defense — 4.0%
General Dynamics Corp.	40,083	$4,734,604
Safran SA	21,110	1,433,209
		6,167,813
Auto Components — 1.2%
Delphi Automotive PLC	26,351	1,819,800
Beverages — 2.3%
Keurig Green Mountain, Inc.	31,414	3,542,871
Biotechnology — 13.1%
Biogen Idec, Inc. (a)	19,769	6,313,626
Celgene Corp. (a)	29,809	4,561,671
Gilead Sciences, Inc. (a)	115,056	9,343,698
		20,218,995
Chemicals — 7.8%
Monsanto Co.	54,406	6,629,371
The Sherwin-Williams Co.	25,899	5,299,194
		11,928,565
Diversified Financial Services — 1.6%
The Charles Schwab Corp.	95,884	2,417,236
Energy Equipment & Services — 3.7%
Halliburton Co.	22,629	1,462,739
Schlumberger Ltd.	41,026	4,268,345
		5,731,084
Food & Staples Retailing — 1.4%
CVS Caremark Corp.	27,034	2,117,303
Hotels, Restaurants & Leisure — 8.9%
Starbucks Corp.	36,086	2,642,939
Starwood Hotels & Resorts Worldwide, Inc.	73,172	5,842,784
Wynn Resorts Ltd.	24,547	5,276,868
		13,762,591
Industrial Conglomerates — 3.0%
Tyco International Ltd.	106,380	4,642,423
Internet & Catalog Retail — 5.5%
priceline.com, Inc. (a)	6,663	8,519,512
Internet Software & Services — 8.0%
Facebook, Inc., Class A (a)	96,248	6,092,499
Google, Inc., Class A (a)	6,196	3,541,943
Google, Inc., Class C (a)	4,748	2,663,533
		12,297,975
IT Services — 3.7%
FleetCor Technologies, Inc. (a)	5,321	672,628
Visa, Inc., Class A	23,135	4,970,092
		5,642,720
Common Stocks	Shares	Value
Media — 8.4%
CBS Corp., Class B	87,250	$5,200,972
Comcast Corp., Class A	57,800	3,017,160
The Walt Disney Co.	55,690	4,678,517
		12,896,649
Oil, Gas & Consumable Fuels — 2.8%
Antero Resources Corp. (a)	42,433	2,609,630
Continental Resources, Inc. (a)	12,015	1,686,425
		4,296,055
Road & Rail — 7.3%
Canadian Pacific Railway Ltd.	34,766	5,824,000
Union Pacific Corp.	27,465	5,472,951
		11,296,951
Semiconductors & Semiconductor Equipment — 5.1%
ASML Holding NV — NY Shares	53,356	4,582,213
Texas Instruments, Inc.	67,862	3,188,157
		7,770,370
Software — 2.1%
Salesforce.com, Inc. (a)	60,280	3,172,536
Specialty Retail — 3.6%
The Home Depot, Inc.	34,163	2,740,898
TJX Cos., Inc.	52,167	2,840,493
		5,581,391
Trading Companies & Distributors — 1.4%
W.W. Grainger, Inc.	8,370	2,162,557
Total Long-Term Investments (Cost — $108,168,824) — 94.9%		145,985,397

Short-Term Securities	Par (000)
Time Deposits — 5.2%
United States — 5.2%
Brown Brothers Harriman & Co., 0.01%, 6/02/14	$7,919	7,919,439
Total Short-Term Securities (Cost — $7,919,439) — 5.2%		7,919,439
Total Investments (Cost — $116,088,263) — 100.1%		153,904,836
Liabilities in Excess of Other Assets — (0.1)%		(80,939)
Net Assets — 100.0%		$153,823,897

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	19

Schedule of Investments (concluded)	Marsico Growth FDP Fund

Notes to Schedule of Investments

(a)	Non-income producing security.
•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$144,552,188	$1,433,209	—	$145,985,397
Short-Term Securities	—	7,919,439	—	7,919,439
Total	$144,552,188	$9,352,648	—	$153,904,836
[1]	See above Schedule of Investments for values in each industry, excluding Level 2, which includes a portion of Aerospace & Defense within the table.

There were no transfers between levels during the year ended May 31, 2014.

See Notes to Financial Statements.

20	FDP SERIES, INC.	MAY 31, 2014

Schedule of Investments May 31, 2014	Invesco Value FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Aerospace & Defense — 2.0%
Honeywell International, Inc.	12,797	$1,192,040
Textron, Inc.	46,704	1,831,731
		3,023,771
Auto Components — 1.3%
Johnson Controls, Inc.	39,387	1,904,755
Automobiles — 1.9%
General Motors Co.	82,155	2,840,920
Capital Markets — 5.7%
The Bank of New York Mellon Corp.	96,137	3,322,495
The Goldman Sachs Group, Inc.	8,980	1,435,094
Morgan Stanley	73,039	2,253,983
State Street Corp.	25,189	1,644,086
		8,655,658
Commercial Banks — 4.0%
Fifth Third Bancorp	76,972	1,592,551
The PNC Financial Services Group, Inc. (a)	500	42,635
U.S. Bancorp	17,899	755,159
Wells Fargo & Co.	71,470	3,629,246
		6,019,591
Communications Equipment — 1.8%
Cisco Systems, Inc.	112,487	2,769,430
Computers & Peripherals — 1.9%
Hewlett-Packard Co.	86,259	2,889,677
Diversified Financial Services — 8.5%
Bank of America Corp.	155,704	2,357,359
Citigroup, Inc.	126,086	5,997,911
JPMorgan Chase & Co.	81,034	4,503,059
		12,858,329
Diversified Telecommunication Services — 1.8%
AT&T, Inc.	15,684	556,311
Verizon Communications, Inc.	32,183	1,607,863
Vivendi SA (b)	23,962	628,316
		2,792,490
Electric Utilities — 1.8%
FirstEnergy Corp.	21,603	730,613
PPL Corp.	55,031	1,931,038
		2,661,651
Electrical Equipment — 1.1%
Emerson Electric Co.	25,599	1,708,221
Electronic Equipment, Instruments & Components — 1.0%
Corning, Inc.	69,839	1,487,571
Energy Equipment & Services — 5.7%
Halliburton Co.	49,937	3,227,928
Noble Corp. PLC	16,537	520,254
Weatherford International Ltd. (b)	223,761	4,853,376
		8,601,558
Food & Staples Retailing — 1.6%
CVS Caremark Corp.	31,438	2,462,224
Food Products — 3.2%
ConAgra Foods, Inc.	73,202	2,364,424
Mondelez International, Inc., Class A	31,618	1,189,469
Unilever NV — NY Shares	29,660	1,287,541
		4,841,434
Common Stocks	Shares	Value
Health Care Providers & Services — 4.5%
Cardinal Health, Inc.	10,295	$727,136
Express Scripts Holding Co. (b)	13,394	957,269
UnitedHealth Group, Inc.	39,241	3,124,761
WellPoint, Inc.	19,376	2,099,583
		6,908,749
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	65,078	2,605,072
Household Durables — 0.6%
Newell Rubbermaid, Inc.	28,968	848,183
Industrial Conglomerates — 2.2%
General Electric Co.	123,879	3,318,718
Insurance — 4.2%
Aflac, Inc.	15,334	938,901
The Allstate Corp.	50,703	2,953,957
MetLife, Inc.	36,986	1,883,697
The Travelers Cos., Inc.	5,737	536,122
		6,312,677
Internet Software & Services — 1.8%
eBay, Inc. (b)	38,177	1,936,719
Yahoo!, Inc. (b)	24,646	853,984
		2,790,703
Machinery — 1.3%
Ingersoll-Rand PLC	33,082	1,978,965
Media — 7.0%
Comcast Corp., Class A	40,932	2,136,651
Time Warner Cable, Inc.	13,740	1,939,538
Time Warner, Inc.	15,199	1,061,346
Twenty-First Century Fox, Inc.	60,112	2,071,460
Viacom, Inc., Class B	40,076	3,419,685
		10,628,680
Metals & Mining — 1.2%
Alcoa, Inc.	137,707	1,874,192
Multi-Utilities — 0.8%
PG&E Corp.	27,564	1,264,361
Multiline Retail — 1.7%
Kohl’s Corp.	30,832	1,678,494
Target Corp.	17,017	965,885
		2,644,379
Oil, Gas & Consumable Fuels — 11.5%
BP PLC — ADR	60,550	3,054,748
Chevron Corp.	15,012	1,843,323
Murphy Oil Corp.	32,856	2,026,230
Occidental Petroleum Corp.	19,139	1,907,967
QEP Resources, Inc.	55,794	1,782,060
Royal Dutch Shell PLC — ADR	43,249	3,399,371
Suncor Energy, Inc.	87,850	3,384,861
		17,398,560
Paper & Forest Products — 1.0%
International Paper Co.	31,453	1,498,106
Pharmaceuticals — 9.8%
Bristol-Myers Squibb Co.	38,751	1,927,475
GlaxoSmithKline PLC — ADR	14,097	760,392
Merck & Co., Inc.	59,603	3,448,630
Novartis AG, Registered Shares	28,511	2,565,252
Pfizer, Inc.	79,119	2,344,296

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	21

Schedule of Investments (continued)	Invesco Value FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Roche Holding AG — ADR	40,370	$1,489,249
Sanofi — ADR	44,270	2,359,591
		14,894,885
Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	53,339	1,457,222
Software — 3.3%
Autodesk, Inc. (b)	17,400	911,238
Citrix Systems, Inc. (b)	24,406	1,512,440
Microsoft Corp.	64,539	2,642,227
		5,065,905
Total Long-Term Investments (Cost — $98,323,158) — 96.9%		147,006,637
Short-Term Securities	Par (000)	Value
United States — 2.9%
Brown Brothers Harriman & Co., 0.01%, 6/02/14	$4,311	$4,310,942
Total Short-Term Securities (Cost — $4,310,942) — 2.9%		4,310,942
Total Investments (Cost — $102,634,100) — 99.8%		151,317,579
Other Assets Less Liabilities — 0.2%		375,590
Net Assets — 100.0%		$151,693,169

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended May 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2013	Shares Purchased	Shares Sold	Shares Held at May 31, 2014	Value at May 31, 2014	Income	Realized Gain (Loss)
The PNC Financial Services Group, Inc.	500	—	—	500	$42,635	$900	—

(b)	Non-income producing security.
•	Forward foreign currency exchange contracts outstanding as of May 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	720,372	CAD	786,352	Barclays Bank PLC	6/20/14	$(4,527)
USD	736,234	CAD	803,701	Canadian Imperial Bank of Commerce	6/20/14	(4,659)
USD	720,792	CAD	786,352	Citibank N.A.	6/20/14	(4,107)
USD	720,571	CAD	786,352	Goldman Sachs International	6/20/14	(4,328)
USD	854,564	CHF	762,198	Barclays Bank PLC	6/20/14	3,276
USD	868,766	CHF	775,139	Canadian Imperial Bank of Commerce	6/20/14	3,024
USD	869,548	CHF	775,139	Citibank N.A.	6/20/14	3,806
USD	869,175	CHF	775,139	Goldman Sachs International	6/20/14	3,434
USD	1,622,199	EUR	1,184,707	Barclays Bank PLC	6/20/14	7,320
USD	1,622,077	EUR	1,184,707	Canadian Imperial Bank of Commerce	6/20/14	7,197
USD	1,673,233	EUR	1,221,338	Citibank N.A.	6/20/14	8,422
USD	1,623,032	EUR	1,184,708	Goldman Sachs International	6/20/14	8,151
USD	826,859	GBP	491,217	Barclays Bank PLC	6/20/14	3,588
USD	827,023	GBP	491,217	Canadian Imperial Bank of Commerce	6/20/14	3,751
USD	826,871	GBP	491,217	Citibank N.A.	6/20/14	3,600
USD	823,774	GBP	489,523	Goldman Sachs International	6/20/14	3,342
Total						$41,290

•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

22	FDP SERIES, INC.	MAY 31, 2014

Schedule of Investments (concluded)	Invesco Value FDP Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$143,813,069	$3,193,568	—	$147,006,637
Short-Term Securities	—	4,310,942	—	4,310,942
Total	$143,813,069	$7,504,510	—	$151,317,579

[1]	See above Schedule of Investments for values in each industry, excluding Level 2, which includes a portion of Diversified Telecommunication Services and Pharmaceuticals, within the table.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$58,911	—	$58,911
Liabilities:
Foreign currency exchange contracts	—	(17,621)	—	(17,621)
Total	—	$41,290	—	$41,290

[2]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2014, foreign currency at value of $60 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended May 31, 2014.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	23

Schedule of Investments May 31, 2014	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)

Common Stocks (a)		Shares	Value
Automobiles — 0.0%
General Motors Co.		696	$24,068
Paper & Forest Products — 0.0%
NewPage Holdings, Inc.		200	17,000
Total Common Stocks — 0.0%			41,068

Asset-Backed Securities		Par (000)
Aames Mortgage Investment Trust, Series 2005-4, Class M1, 0.86%, 10/25/35 (a)	USD	97	96,807
American Homes 4 Rent, 1.25%, 6/17/31 (a)(b)		130	130,143
Ameriquest Mortgage Securities, Inc., Series 2004-R4, Class M1, 0.98%, 6/25/34 (a)		354	345,046
Argent Securities, Inc., Series 2005-W2, Class A2C, 0.51%, 10/25/35 (a)		225	204,979
Bayview Financial Acquisition Trust, Series 2004-D, Class M1, 0.78%, 8/28/44 (a)		252	249,249
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 2A2, 0.65%, 2/26/35 (a)		129	115,440
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF6, 4.49%, 10/25/33 (a)		143	146,011
Colony American Homes, Series 2014-1A, Class A, 1.30%, 5/17/31 (a)(b)		609	613,666
Conseco Financial Corp., Series 1996-9, Class M1, 7.63%, 8/15/27 (a)		142	155,049
Countryplace Manufactured Housing Contract Trust, Series 2005-1, Class A3, 4.80%, 12/15/35 (a)(b)		26	26,518
Countrywide Asset-Backed Certificates (a):
Series 2004-1, Class M1, 0.90%, 3/25/34		116	110,843
Series 2005-11, Class AF4, 5.08%, 2/25/36		700	565,942
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7, 7.27%, 6/15/29		563	566,900
GSAA Trust, Series 2005-5, Class M3, 1.10%, 2/25/35 (a)		210	191,069
Home Equity Mortgage Trust, Series 2004-4, Class M3, 1.13%, 12/25/34 (a)		178	159,878
JPMorgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A4, 0.30%, 5/25/36 (a)		66	64,404
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1, 0.62%, 8/25/35 (a)		82	80,631
Morgan Stanley ABS Capital I Trust, Inc. (a):
Series 2003-HE1, Class M1, 1.35%, 5/25/33		223	208,085
Series 2005-WMC1, Class M2, 0.89%, 1/25/35		99	95,214
Residential Asset Securities Corp., Series 2005-AHL2, Class A2, 0.41%, 10/25/35 (a)		24	23,498
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF1, Class A5, 0.45%, 2/25/36 (a)		331	323,189
Total Asset-Backed Securities — 1.9%			4,472,561
Corporate Bonds		Par (000)	Value
Aerospace & Defense — 0.2%
United Technologies Corp., 3.10%, 6/01/22	USD	356	$363,415
Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		1,200	1,160,658
Constellation Brands, Inc., 7.25%, 5/15/17		800	920,000
Heineken NV, 2.75%, 4/01/23 (b)		700	673,984
			2,754,642
Biotechnology — 0.6%
Celgene Corp., 4.00%, 8/15/23		700	730,811
Gilead Sciences, Inc., 4.50%, 4/01/21		600	667,788
			1,398,599
Capital Markets — 0.9%
The Goldman Sachs Group, Inc., 2.38%, 1/22/18		200	203,408
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		700	828,657
Morgan Stanley, 5.50%, 1/26/20		1,000	1,141,299
			2,173,364
Chemicals — 0.6%
LYB International Finance BV, 4.00%, 7/15/23		400	419,071
LyondellBasell Industries NV, 5.75%, 4/15/24		500	590,973
PTT Global Chemical PCL, 4.25%, 9/19/22 (b)		200	198,098
RPM United Kingdom GP, 6.70%, 11/01/15 (b)		200	213,511
			1,421,653
Commercial Banks — 3.9%
Banco do Brasil SA, 5.88%, 1/26/22 (b)		500	514,375
Banco Popolare:
4.75%, 3/31/16	EUR	100	145,208
3.63%, 3/31/17		400	578,232
Bank of America Corp., 5.63%, 10/14/16	USD	500	550,877
Bank of Ireland Mortgage Bank, 3.25%, 6/22/15		400	559,247
CIT Group, Inc.:
5.00%, 5/15/17		1,500	1,603,125
5.38%, 5/15/20		100	107,000
5.00%, 8/15/22		100	103,250
Export-Import Bank of Korea:
1.25%, 11/20/15		200	201,281
4.00%, 1/29/21		400	426,929
Halyk Savings Bank of Kazakhstan, 7.25%, 5/03/17		400	432,000
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (b)		200	205,750
HSBC Holdings PLC, 6.50%, 9/15/37		400	490,620
ING Bank NV, 1.87%, 9/25/15 (a)(b)		500	508,837
Mizuho Financial Group Cayman 3 Ltd., 4.60%, 3/27/24 (b)		1,100	1,137,070
Oversea-Chinese Banking Corp. Ltd., 4.00%, 10/15/24 (a)(b)		400	405,236
Regions Financial Corp., 7.75%, 11/10/14		57	58,710
The Royal Bank of Scotland Group PLC:
6.93%, 4/09/18	EUR	150	237,699
6.13%, 12/15/22	USD	100	108,912
Shinhan Bank, 1.88%, 7/30/18 (b)		300	295,824
SVB Financial Group, 5.38%, 9/15/20		300	341,836
			9,012,018
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		300	335,143
Communications Equipment — 0.1%
Nokia Siemens Networks Finance BV, 7.13%, 4/15/20 (b)	EUR	100	159,352

See Notes to Financial Statements.

24	FDP SERIES, INC.	MAY 31, 2014

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Computers & Peripherals — 0.1%
Apple, Inc., 2.40%, 5/03/23	USD	300	$285,166
Construction Materials — 0.1%
Cemex SAB de CV, 9.00%, 1/11/18 (b)		200	216,000
Consumer Finance — 0.7%
American Express Credit Corp., 5.38%, 10/01/14	GBP	400	680,792
Discover Financial Services, 3.85%, 11/21/22	USD	400	406,440
Ford Motor Credit Co. LLC:
5.00%, 5/15/18		150	166,892
8.13%, 1/15/20		200	254,994
			1,509,118
Diversified Financial Services — 1.3%
Citigroup, Inc., 3.50%, 5/15/23		1,000	970,958
Deutsche Bank AG, 4.30%, 5/24/28 (a)		500	494,454
General Electric Capital Corp., 6.00%, 8/07/19		500	593,048
JPMorgan Chase & Co., 4.25%, 10/15/20		700	761,014
SLM Corp.:
8.45%, 6/15/18		100	117,750
5.50%, 1/15/19		100	105,279
			3,042,503
Diversified Telecommunication Services — 1.1%
CenturyLink, Inc., Series T, 5.80%, 3/15/22		200	208,000
Frontier Communications Corp.:
8.50%, 4/15/20		100	116,625
7.13%, 1/15/23		200	207,000
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		100	109,500
6.63%, 12/15/22		200	208,500
Telefonica Emisiones SAU:
4.95%, 1/15/15		250	256,383
4.57%, 4/27/23		500	529,700
Verizon Communications, Inc., 6.40%, 9/15/33		700	860,601
Verizon New York, Inc., Series B, 7.38%, 4/01/32		100	124,356
			2,620,665
Electric Utilities — 1.4%
Baltimore Gas & Electric Co., 3.35%, 7/01/23		1,200	1,222,866
Dominion Resources, Inc., 8.88%, 1/15/19		600	771,814
Georgia Power Co., 4.30%, 3/15/42		300	301,784
Pacific Gas & Electric Co.:
3.25%, 6/15/23		300	300,763
4.45%, 4/15/42		400	409,478
State Grid Overseas Investment 2013 Ltd., 3.13%, 5/22/23 (b)		300	291,241
			3,297,946
Energy Equipment & Services — 0.9%
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23		500	470,855
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		700	722,438
Lukoil International Finance BV, 4.56%, 4/24/23 (b)		500	478,750
Peabody Energy Corp., 6.25%, 11/15/21		200	200,000
Petrofac Ltd., 3.40%, 10/10/18 (b)		300	312,224
			2,184,267
Food & Staples Retailing — 1.8%
Cencosud SA, 4.88%, 1/20/23 (b)		500	495,001
CVS Caremark Corp.:
5.75%, 6/01/17		147	166,283
2.75%, 12/01/22		500	484,937
4.00%, 12/05/23		1,000	1,055,682
Corporate Bonds		Par (000)	Value
Food & Staples Retailing (concluded)
The Kroger Co., 4.00%, 2/01/24	USD	1,000	$1,040,823
Mondelez International, Inc., 4.00%, 2/01/24		1,000	1,035,127
			4,277,853
Food Products — 1.3%
Bunge Ltd. Finance Corp., 5.10%, 7/15/15		400	418,172
Dean Foods Co., 7.00%, 6/01/16		1,328	1,455,820
Kraft Foods Group, Inc., 3.50%, 6/06/22		800	820,976
Sigma Alimentos SA de CV, 5.63%, 4/14/18 (b)		200	219,500
			2,914,468
Health Care Equipment & Supplies — 0.7%
Baxter International, Inc., 3.20%, 6/15/23		500	496,613
DENTSPLY International, Inc., 4.13%, 8/15/21		500	520,775
PerkinElmer, Inc., 5.00%, 11/15/21		600	648,621
			1,666,009
Health Care Providers & Services — 0.5%
HCA Holdings, Inc., 6.25%, 2/15/21		100	107,000
HCA, Inc., 5.88%, 5/01/23		200	207,000
Medco Health Solutions, Inc., 7.13%, 3/15/18		800	951,201
			1,265,201
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		200	176,000
Household Durables — 0.5%
DR Horton, Inc., 5.63%, 1/15/16		1,000	1,062,500
Industrial Conglomerates — 0.3%
General Electric Co., 2.70%, 10/09/22		200	197,090
Hutchison Whampoa International Ltd. (b):
3.50%, 1/13/17		300	315,383
7.45%, 11/24/33		50	69,071
			581,544
Insurance — 1.2%
Aflac, Inc.:
8.50%, 5/15/19		100	129,500
3.63%, 6/15/23		500	512,313
The Allstate Corp.:
3.15%, 6/15/23		500	504,816
5.75%, 8/15/53 (a)		250	267,187
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (b)		600	659,317
Pricoa Global Funding I, 5.45%, 6/11/14 (b)		300	300,295
Prudential Covered Trust, Series 2012-1, 3.00%, 9/30/15 (b)		400	410,794
			2,784,222
IT Services — 0.0%
First Data Corp., 8.25%, 1/15/21 (b)		100	108,500
Media — 1.7%
21st Century Fox America, 7.25%, 5/18/18		400	483,596
Clear Channel Communications, Inc., 9.00%, 3/01/21		200	213,500
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22		500	516,415
NBCUniversal Media LLC, 2.88%, 1/15/23		400	397,508
Time Warner, Inc.:
4.05%, 12/15/23		1,000	1,049,433
6.10%, 7/15/40		200	239,033
Viacom, Inc., 4.25%, 9/01/23		800	843,583
Wind Acquisition Finance SA, 7.38%, 4/23/21 (b)		200	207,000
			3,950,068

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	25

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Metals & Mining — 0.5%
ArcelorMittal, 6.00%, 3/01/21	USD	300	$322,500
FMG Resources August 2006 Property Ltd., 6.88%, 4/01/22 (b)		200	211,000
Glencore Funding LLC, 4.13%, 5/30/23 (b)		500	494,368
Reliance Steel & Aluminum Co., 4.50%, 4/15/23		200	204,920
			1,232,788
Multi-Utilities — 0.3%
Sempra Energy, 2.88%, 10/01/22		600	589,401
Oil, Gas & Consumable Fuels — 4.4%
Apache Corp., 4.25%, 1/15/44		1,000	981,286
Canadian Natural Resources Ltd., 5.90%, 2/01/18		500	574,218
Chesapeake Energy Corp.:
6.63%, 8/15/20		200	230,500
5.75%, 3/15/23		50	55,750
CNPC General Capital Ltd., 3.95%, 4/19/22 (b)		600	609,850
El Paso Pipeline Partners Operating Co. LLC, 4.30%, 5/01/24		800	811,562
Enable Midstream Partners LP, 3.90%, 5/15/24 (b)		400	401,405
Enable Oklahoma Intrastate Transmission LLC, 6.25%, 3/15/20 (b)		400	443,241
Energy Transfer Equity LP, 7.50%, 10/15/20		200	231,000
Energy Transfer Partners LP, 5.20%, 2/01/22		200	222,057
Enterprise Products Operating LLC:
3.35%, 3/15/23		300	300,945
Series B, 7.03%, 1/15/68 (a)		100	113,375
Gazprom OAO Via Gaz Capital SA, 6.21%, 11/22/16 (b)		500	541,250
Kinder Morgan Energy Partners LP, 3.45%, 2/15/23		200	194,456
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (b)		200	219,266
Linn Energy LLC/Linn Energy Finance Corp., 7.25%, 11/01/19 (b)		100	105,000
Petrobras Global Finance BV, 3.11%, 3/17/20 (a)		900	920,250
Plains Exploration & Production Co., 6.63%, 5/01/21		65	72,475
Sinopec Group Overseas Development 2014, Ltd., 4.38%, 4/10/24 (b)		600	628,242
Sunoco Logistics Partners Operations LP, 4.25%, 4/01/24		400	413,448
Valero Energy Corp., 9.38%, 3/15/19		800	1,052,787
Weatherford International Ltd., 5.95%, 4/15/42		900	1,008,842
			10,131,205
Paper & Forest Products — 0.4%
Georgia-Pacific LLC, 3.73%, 7/15/23 (b)		1,000	1,023,814
NewPage Corp., 11.38%, 12/31/14 (c)(d)		92	—
			1,023,814
Personal Products — 0.2%
Avon Products, Inc., 5.00%, 3/15/23		500	504,661
Pharmaceuticals — 0.6%
AbbVie, Inc.:
2.90%, 11/06/22		500	492,367
4.40%, 11/06/42		400	401,091
Zoetis, Inc., 3.25%, 2/01/23		500	494,504
			1,387,962
Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.:
3.50%, 1/31/23	USD	500	$490,918
5.00%, 2/15/24		500	543,724
ERP Operating LP, 5.75%, 6/15/17		500	566,423
Health Care REIT, Inc., 4.13%, 4/01/19		500	540,338
Healthcare Realty Trust, Inc., 6.50%, 1/17/17		500	563,864
			2,705,267
Semiconductors & Semiconductor Equipment — 0.4%
Maxim Integrated Products, Inc., 3.38%, 3/15/23		1,000	972,330
Specialty Retail — 0.1%
Edcon Proprietary Ltd., 9.50%, 3/01/18 (b)	EUR	200	273,366
Tobacco — 0.7%
Altria Group, Inc.:
9.70%, 11/10/18	USD	111	146,878
4.00%, 1/31/24		900	929,266
Lorillard Tobacco Co., 2.30%, 8/21/17		500	512,854
			1,588,998
Trading Companies & Distributors — 0.9%
International Lease Finance Corp., 8.63%, 9/15/15		2,000	2,180,200
Transportation Infrastructure — 0.4%
DP World Ltd., 6.85%, 7/02/37 (b)		380	427,880
Sydney Airport Finance Co. Property Ltd., 3.90%, 3/22/23 (b)		500	506,035
			933,915
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 6.00%, 11/15/22		200	206,500
Total Corporate Bonds — 31.5%			73,290,623

Floating Rate Loan Interests (a)
Aerospace & Defense — 0.1%
Doncasters Finance US LLC, Term Loan, 4.50%, 4/09/20		35	34,844
Transdigm, Inc.:
Term Loan C, 3.75%, 2/28/20		189	187,438
Term Loan D, 3.75%, 5/31/21		77	76,491
			298,773
Auto Components — 0.0%
Autoparts Holdings Ltd., 1st Lien Term Loan, 6.50%, 7/28/17		37	37,032
Grede Holdings LLC, Term Loan B, 6.00%, 5/07/21		67	66,559
			103,591
Building Products — 0.1%
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		169	169,195
Capital Markets — 0.1%
Guggenheim Partners LLC, Term Loan B, 4.25%, 7/22/20		293	293,714
Chemicals — 0.7%
Arysta LifeScience Corp., 1st Lien Term Loan, 4.50%, 5/29/20		536	536,635
Axalta Coating Systems US Holdings, Inc., Term Loan, 4.00%, 2/01/20		202	201,576
Cyanco Intermediate Corp., Term Loan, 4.50%, 4/29/20		146	145,804

See Notes to Financial Statements.

26	FDP SERIES, INC.	MAY 31, 2014

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (a)		Par (000)	Value
Chemicals (concluded)
MacDermid, Inc., 1st Lien Term Loan, 4.00%, 6/07/20	USD	275	$274,471
OCI Beaumont LLC, Term Loan B3, 5.00%, 8/20/19		33	33,819
Oxbow Carbon LLC, 1st Lien Term Loan, 4.25%, 7/19/19		234	234,165
Tronox Pigments (Netherlands) BV, Term Loan, 4.00%, 3/19/20		222	222,005
			1,648,475
Commercial Services & Supplies — 0.2%
Interactive Data Corp., Term Loan, 4.75%, 4/30/21		354	356,362
Communications Equipment — 0.0%
Presidio, Inc., Term Loan, 5.00%, 3/31/17		100	100,317
Computers & Peripherals — 0.1%
Dell, Inc., Term Loan B, 4.50%, 4/29/20		231	230,359
Containers & Packaging — 0.2%
Exopack LLC, Term Loan B, 5.25%, 5/08/19		349	353,707
Diversified Consumer Services — 0.2%
Sungard Availability Services Capital, Inc., Term Loan B, 6.00%, 3/25/19		352	349,667
Diversified Financial Services — 0.4%
Reynolds Group Holdings, Inc., Term Loan, 4.00%, 12/01/18		586	586,381
TransUnion LLC, Term Loan, 4.00%, 3/17/21		419	417,816
			1,004,197
Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		193	193,113
Electrical Equipment — 0.1%
WESCO Distribution, Inc., Term Loan B, 3.75%, 12/12/19		173	172,862
Energy Equipment & Services — 0.0%
Pacific Drilling SA, Term Loan B, 4.50%, 6/04/18		80	79,893
Food Products — 0.1%
Big Heart Pet Brands, Term Loan B, 3.50%, 3/08/20		141	139,251
Post Holdings, Inc., Term Loan B, 7.50%, 4/17/21		34	34,658
			173,909
Health Care Equipment & Supplies — 0.2%
Millennium Laboratories, Inc., Term Loan B, 5.25%, 4/16/21		471	473,350
Health Care Providers & Services — 0.4%
Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21		290	291,195
Connolly LLC, 1st Lien Term Loan, 5.00%, 1/29/21		80	80,852
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		152	151,717
Term Loan B2, 4.00%, 11/01/19		361	362,172
DSI Renal, Inc., 1st Lien Term Loan, 4.75%, 3/31/21		57	56,600
U.S. Renal Care, Inc., Term Loan, 4.25%, 7/03/19		65	65,418
			1,007,954
Health Care Technology — 0.1%
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		135	133,117
Floating Rate Loan Interests (a)		Par (000)	Value
Hotels, Restaurants & Leisure — 0.1%
24 Hour Fitness Worldwide, Inc., Term Loan B, 4.00%, 5/28/21	USD	185	$185,182
Diamond Resorts Corp., Term Loan, 5.50%, 4/23/21		41	41,558
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		1	568
			227,308
Internet Software & Services — 0.2%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		552	552,968
IT Services — 0.2%
MoneyGram International, Inc., Term Loan B, 4.25%, 3/27/20		492	483,487
Machinery — 0.1%
Signode Industrial Group US Inc., Term Loan B, 4.00%, 3/21/21		145	143,850
Media — 0.4%
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/20		53	52,792
IMG Worldwide, Inc., 1st Lien Term Loan, 5.25%, 5/06/21		721	724,366
Radio One, Inc., Term Loan, 7.50%, 3/31/16		16	16,218
Zuffa LLC, Term Loan B, 3.75%, 2/25/20		63	62,856
			856,232
Metals & Mining — 0.0%
FMG Resources August 2006 Property Ltd., Term Loan B, 3.75%, 6/30/19		96	95,599
Multiline Retail — 0.3%
Sears Holding Corp., Term Loan, 5.50%, 6/30/18		590	594,056
Oil, Gas & Consumable Fuels — 0.0%
UTEX Industries, Inc., 1st Lien Term loan, 5.00%, 4/15/21		11	11,350
Personal Products — 0.3%
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		391	393,889
Otter Products, LLC, Term Loan, 5.25%, 4/29/19		346	345,664
			739,553
Pharmaceuticals — 0.0%
Valeant Pharmaceuticals International, Inc., Series E, Term Loan B, 3.75%, 8/05/20		111	110,588
Road & Rail — 0.1%
Global TIP Finance BV, Term Loan C, 6.50%, 10/23/20		149	148,797
Semiconductors & Semiconductor Equipment — 0.0%
M/A-COM Technology Solutions Holdings, Inc., Term Loan, 4.50%, 4/14/21		62	61,754
Software — 0.1%
VISANT Corp., Term Loan B, 5.25%, 12/22/16		269	265,852
Specialty Retail — 0.7%
BJ’s Wholesale Club, Inc., 1st Lien Term Loan, 4.50%, 9/26/19		638	637,952
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		252	252,099
Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 4.75%, 7/26/19		220	221,233
The Men’s Wearhouse, Inc., Term Loan B, 3.50%, 3/11/21		188	188,771
Party City Holdings, Inc., Term Loan, 4.00%, 7/27/19		273	271,013
			1,571,068
Total Floating Rate Loan Interests — 5.6%			13,005,017

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	27

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Foreign Agency Obligations		Par (000)		Value
Brazil Notas do Tesouro Nacional, 10.00%, 1/01/17	BRL	1,200	(e)	$515,933
Hungary Government Bond:
8.00%, 2/12/15	HUF	2,940		13,730
7.75%, 8/24/15		900		4,307
5.50%, 12/22/16		149,300		714,982
6.75%, 11/24/17		890		4,466
5.50%, 12/20/18		52,860		257,306
6.00%, 1/11/19	EUR	120		186,577
3.88%, 2/24/20		40		56,370
7.50%, 11/12/20	HUF	190		1,016
7.00%, 6/24/22		190		998
6.00%, 11/24/23		250		1,246
Iceland Government International Bond, 5.88%, 5/11/22 (b)	USD	100		109,526
Ireland Government Bond:
4.50%, 4/18/20	EUR	113		179,105
5.00%, 10/18/20		186		303,705
5.40%, 3/13/25		201		339,509
Korea Monetary Stabilization Bond:
3.28%, 6/02/14	KRW	519,220		508,939
2.82%, 8/02/14		14,200		13,924
2.78%, 10/02/14		56,600		55,510
2.84%, 12/02/14		247,290		242,653
2.74%, 2/02/15		33,310		32,670
2.47%, 4/02/15		486,000		475,611
2.76%, 6/02/15		606,700		595,101
2.80%, 8/02/15		435,280		427,125
2.81%, 10/02/15		60,000		58,881
Korea Treasury Bond:
3.50%, 6/10/14		332,710		326,170
3.25%, 12/10/14		126,990		124,871
3.25%, 6/10/15		32,100		31,640
2.75%, 12/10/15		250,830		245,910
3.00%, 12/10/16		2,045,500		2,013,915
Lithuania Government International Bond (b):
6.75%, 1/15/15	USD	130		134,641
7.38%, 2/11/20		310		380,525
Malaysia Government Bond:
3.43%, 8/15/14	MYR	530		165,131
3.74%, 2/27/15		3,260		1,018,957
3.84%, 8/12/15		450		141,137
4.72%, 9/30/15		1,509		478,907
3.20%, 10/15/15		355		110,517
3.17%, 7/15/16		600		186,256
4.24%, 2/07/18		2,250		714,995
Mexican Bonos:
7.00%, 6/19/14	MXN	930	(f)	72,443
9.50%, 12/18/14		10,460	(f)	839,098
6.00%, 6/18/15		137	(f)	10,910
8.00%, 12/17/15		10,948	(f)	904,544
6.25%, 6/16/16		1,707	(f)	138,814
7.25%, 12/15/16		16,521	(f)	1,382,328
Peru Government Bond, 7.84%, 8/12/20	PEN	615	(g)	254,017
Poland Government Bond:
0.00%, 7/25/14 (h)	PLN	15		4,928
5.50%, 4/25/15		642		217,022
0.00%, 7/25/15 (h)		1,457		466,497
6.25%, 10/24/15		535		184,820
0.00%, 1/25/16 (h)		3,675		1,159,086
5.00%, 4/25/16		1,235		423,831
2.72%, 1/25/17 (a)		376		123,795
2.72%, 1/25/21 (a)		381		123,984
Poland Government International Bond, 6.38%, 7/15/19	USD	340		404,175
Republic of Ghana, 8.50%, 10/04/17		100		105,745
Foreign Agency Obligations		Par (000)		Value
Republic of Hungary:
3.50%, 7/18/16	EUR	20		$28,100
4.38%, 7/04/17		45		65,114
5.75%, 6/11/18		95		144,695
Republic of Serbia, 4.88%, 2/25/20 (b)	USD	300		309,435
Russian Government International Bond, 7.50%, 3/31/30 (b)		671		779,379
Singapore Government Bond, 1.13%, 4/01/16	SGD	700		565,276
Ukraine Government International Bond (b):
9.25%, 7/24/17	USD	400		395,500
7.95%, 2/23/21		200		189,040
Vietnam Government International Bond, 6.75%, 1/29/20 (b)		320		361,200
Total Foreign Agency Obligations — 9.0%				20,826,538

Municipal Bonds
Alabama Federal Aid Highway Finance Authority, RB, 5.00%, 9/01/25		575		666,845
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2014, Series BB, 5.00%, 6/15/46		160		175,086
Coachella Valley Unified School District, GO, Series D (AGM), 5.00%, 8/01/37		230		245,716
Colorado Independent School District, GO (PSF-GTD), 5.00%, 8/15/38		200		226,970
Commonwealth of Massachusetts, GO, Series A, 4.50%, 12/01/43		160		166,616
County of Nassau New York, GO, Series B:
5.00%, 4/01/39		270		290,126
5.00%, 4/01/43		270		289,086
Evansville Local Public Improvement Bond Bank, RB, Series A, 5.00%, 7/01/36		50		55,289
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 3.00%, 7/01/20		300		304,344
JobsOhio Beverage System, Refunding RB, Series A, 5.00%, 1/01/38		450		485,806
Kansas Development Finance Authority, Refunding RB:
5.25%, 6/01/38		130		142,919
5.25%, 6/01/42		130		141,661
Wichita State University Union Corp. Student House Project, Series F-1, 5.00%, 6/01/46		160		168,978
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.00%, 7/01/41		250		271,222
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 3/01/30		120		132,986
New York State Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/29		800		924,816
Puerto Rico Electric Power Authority, RB, Series A, 6.75%, 7/01/36		425		293,773
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 0.00%, 8/01/25 (h)		350		155,936
First Sub-Series A, 6.50%, 8/01/44		475		431,533
State of Arkansas, GO, 3.25%, 6/15/22		700		756,560
State of California, GO, Various Purposes, 6.00%, 11/01/39		210		252,218
State of Hawaii, GO, 5.00%, 8/01/30		45		52,402
State of Illinois, GO, 5.88%, 3/01/19		495		560,691
State of Minnesota, GO, Refunding, Series F, 4.00%, 10/01/24		200		228,324
State of Mississippi, GO, Series B, 5.00%, 12/01/31		50		58,305

See Notes to Financial Statements.

28	FDP SERIES, INC.	MAY 31, 2014

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Municipal Bonds		Par (000)	Value
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	USD	150	$164,999
State of Washington, GO, Refunding, 5.00%, 7/01/24		60	72,940
State of Washington, GO, Series D, 5.00%, 2/01/23		50	59,985
University of California, Refunding RB, 5.00%, 5/15/48 (a)		925	1,132,496
Total Municipal Bonds — 3.8%			8,908,628

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.6%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, 1.84%, 10/25/34 (a)		206	205,312
Bear Stearns Alternative-A Trust, Series 2004-13, Class A2, 1.03%, 11/25/34 (a)		85	81,050
Citigroup Mortgage Loan Trust, Series 2013-A, Class A, 3.00%, 5/25/42 (a)(b)		185	187,471
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-6, Class 3A1, 5.00%, 9/25/19		110	115,119
Credit Suisse Mortgage Capital Certificates, Series 2009-15R, Class 3A1, 5.35%, 3/26/36 (a)(b)		344	354,837
Lehman ABS Corp. Mortgage Pass-Through Certificates, Series 2003-1, Class A1, 5.00%, 12/25/33		125	128,842
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-I, Class 2A1, 2.60%, 7/25/34 (a)		100	100,651
Series 2004-W, Class A9, 2.62%, 11/25/34 (a)		161	165,954
Series 2007-3, Class 3A1, 5.50%, 4/25/22		38	38,887
			1,378,123
Commercial Mortgage-Backed Securities — 5.2%
Banc of America Commercial Mortgage Trust:
Series 2006-4, Class AJ, 5.70%, 7/10/46 (a)		732	769,904
Series 2006-4, Class AM, 5.68%, 7/10/46		500	546,044
Series 2007-3, Class AM, 5.59%, 6/10/49 (a)		735	814,459
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW11, Class AJ, 5.44%, 3/11/39 (a)		694	728,672
Series 2006-PW12, Class AJ, 5.75%, 9/11/38 (a)		112	117,258
Series 2006-PW13, Class AJ, 5.61%, 9/11/41 (a)		640	669,762
Series 2007-PW15, Class A4, 5.33%, 2/11/44		376	407,334
Series 2007-PW16, Class A4, 5.71%, 6/11/40 (a)		850	949,577
Series 2007-PW16, Class AM, 5.71%, 6/11/40 (a)		950	1,059,922
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ, 5.48%, 10/15/49		210	211,145
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class B, 4.94%, 5/10/43		750	140,566
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AJ, 5.82%, 7/10/38 (a)	USD	640	$668,993
Series 2006-GG7, Class AM, 5.82%, 7/10/38 (a)		190	206,470
Series 2007-GG9, Class A4, 5.44%, 3/10/39		908	993,995
JPMorgan Chase Commercial Mortgage Securities Trust::
Series 2006-CB16, Class B, 5.67%, 5/12/45 (a)		210	163,242
Series 2006-CB17, Class AM, 5.46%, 12/12/43		700	740,629
Series 2006-LDP7, Class AJ, 5.86%, 4/15/45 (a)		640	655,146
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AJ, 5.86%, 6/15/38 (a)		390	414,496
Morgan Stanley Capital I Trust (a):
Series 2006-HQ8, Class AJ, 5.50%, 3/12/44		260	271,414
Series 2007-IQ16, Class AM, 6.09%, 12/12/49		850	959,508
Talisman Finance PLC, Series 6, Class A, 0.51%, 10/22/16 (a)	EUR	513	681,373
			12,169,909
Total Non-Agency Mortgage-Backed Securities — 5.8%			13,548,032

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.8%
Fannie Mae, 5.38%, 6/12/17	USD	1,000	1,134,651
Freddie Mac:
2.88%, 2/09/15		2,000	2,037,114
6.25%, 7/15/32		800	1,106,938
			4,278,703
Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities, Series 2007-1, Class NF, 0.40%, 2/25/37 (a)		500	498,590
Freddie Mac Mortgage-Backed Securities, Series 2643, Class OG, 5.00%, 7/15/32		577	583,387
			1,081,977
Mortgage-Backed Securities — 18.0%
Fannie Mae Mortgage-Backed Securities:
1.50%, 5/01/33 (a)		12	12,496
1.74%, 10/01/32 (a)		82	86,089
2.02%, 9/01/34 (a)		392	413,722
2.06%, 4/01/35 (a)		19	19,383
2.08%, 4/01/35 (a)		201	214,933
3.00%, 6/01/29 – 6/01/44 (i)		14,200	14,565,562
3.50%, 6/01/44 (i)		950	979,242
4.00%, 6/01/44 (i)		11,800	12,506,157
5.00%, 8/01/35 – 4/01/37		300	332,365
5.50%, 11/01/34 – 3/01/36		2,068	2,335,587
6.00%, 6/01/21 – 9/01/38		925	1,043,503
6.50%, 1/01/36		71	81,317
Freddie Mac Mortgage-Backed Securities:
1.96%, 11/01/27 (a)		182	188,275
2.46%, 4/01/32 (a)		69	73,171
2.51%, 9/01/32 (a)		11	11,816
3.00%, 6/01/44 (i)		3,100	3,067,062
4.00%, 6/01/44 (i)		2,200	2,328,562
4.50%, 9/01/20		34	35,922

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	29

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities (concluded):
5.00%, 7/01/23 – 2/01/39	USD	1,168	$1,285,629
5.50%, 11/01/37		5	5,776
6.00%, 10/01/21 – 4/01/38		103	111,048
6.50%, 9/01/38		15	17,246
Ginnie Mae Mortgage-Backed Securities:
3.50%, 6/01/44 (i)		1,800	1,873,406
6.50%, 12/20/37 – 7/15/38		221	249,789
			41,838,058
Total U.S. Government Sponsored Agency Securities — 20.3%			47,198,738

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.50%, 2/15/39		2,600	2,727,561
4.63%, 2/15/40		2,100	2,625,655
4.38%, 5/15/41		900	1,087,313
3.13%, 11/15/41		700	681,516
3.13%, 2/15/42		1,600	1,555,501
3.00%, 5/15/42		700	663,359
2.88%, 5/15/43		1,800	1,652,344
U.S. Treasury Inflation Indexed Bonds:
2.00%, 1/15/16		1,191	1,257,126
0.13%, 4/15/16		1,606	1,647,916
U.S. Treasury Notes:
2.25%, 1/31/15		1,000	1,014,297
4.00%, 2/15/15		1,000	1,027,500
2.50%, 4/30/15		2,900	2,963,211
4.13%, 5/15/15		500	519,024
4.50%, 11/15/15		400	424,984
4.88%, 8/15/16		1,800	1,974,938
4.63%, 11/15/16		900	989,297
4.63%, 2/15/17		1,000	1,106,484
3.13%, 4/30/17		1,100	1,174,852
4.75%, 8/15/17		3,000	3,367,500
2.75%, 12/31/17		500	530,156
3.50%, 2/15/18		5,000	5,437,890
3.75%, 11/15/18		2,000	2,209,532
2.75%, 2/15/19		2,000	2,118,750
3.63%, 8/15/19		2,000	2,205,782
3.63%, 2/15/20		6,800	7,513,470
Total U.S. Treasury Obligations — 20.9%			48,475,958

Other Interests (j)		Beneficial Interest (000)
General Motors II		7	—
Motors Liquidation Co. GUC Trust (c)		— (k)	4,147
Total Other Interests — 0.0%			4,147

Preferred Securities		Par (000)
Capital Trusts
Commercial Banks — 0.6%
Bank of America Corp., Series M, 8.13% (a)(l)		300	340,500
Wachovia Capital Trust III, 5.57% (a)(l)		1,000	975,000
			1,315,500
Preferred Securities		Par (000)	Value
Diversified Financial Services — 0.3%
JPMorgan Chase & Co., Series 1, 7.90% (a)(l)	USD	575	$648,313
Electric Utilities — 0.2%
Electricite de France SA, 5.25% (a)(b)(l)		500	514,000
Insurance — 0.3%
MetLife, Inc., 6.40%, 12/15/66		600	669,330
Mitsui Sumitomo Insurance Co. Ltd., 7.00%, 3/15/72 (a)(b)		100	119,000
			788,330
Total Capital Trusts — 1.4%			3,266,143

Preferred Stocks — 0.3%		Shares
Commercial Banks — 0.3%
U.S. Bancorp, 6.00% (a)		24,000	671,520
Total Preferred Securities — 1.7%			3,937,663

Warrants (m)
Automobiles — 0.0%
General Motors Co.:
(Issued/Exercisable 11/02/10, 1.0 Share for 1 Warrant, Expires 7/10/16, Strike Price USD 10.00)		631	15,485
(Issued/Exercisable 11/02/10, 1.0 Share for 1 Warrant, Expires 7/10/19, Strike Price USD 18.33)		631	10,354
Total Warrants — 0.0%			25,839
Total Long-Term Investments (Cost — $226,310,778) — 100.5%			233,734,812

Short-Term Securities		Par (000)
Foreign Agency Obligations — 0.3%
Hungary — 0.0%
Hungary Treasury Bill, 4.13%, 6/25/14 (n)	HUF	2,280,000	10,239
Malaysia — 0.3%
Bank Negara Malaysia Monetary Notes (n):
Series 3313, 2.87%, 6/03/14	MYR	20	6,224
Series 3513, 2.86%, 6/05/14		30	9,335
Series 3513, 2.86%, 6/05/14		30	9,335
Series 3713, 2.87%, 6/17/14		10	3,109
Series 3813, 2.95%, 6/19/14		90	27,974
Series 4313, 2.86%, 7/08/14		10	3,104
Series 4313, 2.86%, 7/08/14		70	21,727
Series 4413, 2.87%, 7/15/14		140	43,429
Series 4413, 2.90%, 7/15/14		30	9,306
Series 4613, 2.87%, 7/24/14		200	61,999
Series 4613, 2.90%, 7/24/14		30	9,299
Series 4813, 2.89%, 8/05/14		230	71,217
Series 4913, 2.86%, 8/14/14		240	74,260
Series 5113, 2.87%, 8/21/14		25	7,731
Series 5113, 2.93%, 8/21/14		60	18,555
Series 5513, 2.83%, 9/09/14		50	15,439
Series 5713, 2.83%, 9/18/14		50	15,428
Series 6013, 2.85%, 10/02/14		90	27,739
Series 6213, 2.87%, 10/16/14		20	6,157
Series 6213, 2.90%, 10/16/14		110	33,864
Series 6213, 2.90%, 10/16/14		60	18,471

See Notes to Financial Statements.

30	FDP SERIES, INC.	MAY 31, 2014

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Short-Term Securities		Par (000)	Value
Malaysia (concluded)
Bank Negara Malaysia Monetary Notes (n) (concluded)
Series 6613, 2.95%, 10/28/14	MYR	205	$63,045
Series 6613, 2.95%, 10/28/14		275	84,573
Series 6713, 2.94%, 6/12/14		80	24,879
Series 6713, 2.86%, 11/06/14		20	6,146
Series 6713, 2.88%, 11/06/14		90	27,657
			700,002
Philippines — 0.0%
Philippine Treasury Bills (n):
0.73%, 9/03/14	PHP	1,160	26,440
1.07%, 3/04/15		480	10,881
			37,321
Total Foreign Agency Obligations — 0.3%			747,562
Time Deposits		Par (000)	Value
Europe — 0.1%
Wells Fargo Co., 0.04%, 6/02/14	EUR	82	$112,426
Singapore — 0.1%
Brown Brothers Harriman & Co., 0.01%, 6/02/14	SGD	400	318,579
United States — 12.1%
Brown Brothers Harriman & Co., 0.01%, 6/02/14	USD	28,091	28,091,118
Total Time Deposits — 12.3%			28,522,123
Total Short-Term Securities (Cost — $29,267,395) — 12.6%			29,269,685
Options Purchased (Cost — $2,310,472) — 0.9%			2,155,246
Total Investments (Cost — $257,888,645) — 114.0%			265,159,743
Liabilities in Excess of Other Assets — (14.0)%			(32,479,056)
Net Assets — 100.0%			$232,680,687

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Security trades in units with each unit equal to a par amount of BRL 1,000.
(f)	Security trades in units with each unit equal to a par amount of MXN 100.
(g)	Security trades in units with each unit equal to a par amount of PEN 1,000.
(h)	Zero-coupon bond.
(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of May 31, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America Securities LLC	$1,873,406	$22,570
BNP Paribas Securities Corp.	$4,046,305	$47,312
Goldman Sachs & Co.	$2,328,563	$22,000
Morgan Stanley & Co. LLC	$16,665,469	$161,266
Wells Fargo Securities LLC	$10,406,250	$65,625

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k)	Amount is less than $500.
(l)	Security is perpetual in nature and has no stated maturity date.
(m)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

•	Forward foreign currency exchange contracts outstanding as of May 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	29,106	USD	39,454	Deutsche Bank AG	6/18/14	$220
EUR	108,369	USD	149,160	Deutsche Bank AG	6/18/14	(1,440)
SGD	163,700	USD	130,438	Deutsche Bank AG	6/18/14	73
USD	348,028	EUR	260,578	Deutsche Bank AG	6/18/14	(7,169)
SGD	131,000	USD	104,051	HSBC Bank PLC	6/20/14	390
USD	181,067	EUR	138,600	Deutsche Bank AG	7/03/14	(7,854)
EUR	106,359	USD	144,190	Deutsche Bank AG	7/17/14	786
USD	140,042	EUR	106,359	Deutsche Bank AG	7/17/14	(4,934)
USD	125,810	EUR	95,745	Deutsche Bank AG	7/23/14	(4,699)
USD	509,894	EUR	385,000	Barclays Bank PLC	7/28/14	(14,900)
USD	25,121	EUR	18,969	Citibank N.A.	7/28/14	(736)
CLP	132,465,000	USD	250,335	Morgan Stanley & Co. LLC	7/29/14	(10,677)

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	31

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Forward foreign currency exchange contracts outstanding as of May 31, 2014 were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	144,590	EUR	108,890	Barclays Bank PLC	8/04/14	$(3,839)
USD	48,988	EUR	36,797	Citibank N.A.	8/08/14	(1,171)
USD	13,855	EUR	10,398	Citibank N.A.	8/11/14	(319)
USD	110,422	EUR	82,368	Barclays Bank PLC	8/25/14	(1,858)
EUR	223,697	USD	309,563	Deutsche Bank AG	8/27/14	(4,631)
SEK	8,850,000	USD	1,351,228	Deutsche Bank AG	8/27/14	(30,408)
USD	300,000	EUR	223,697	Deutsche Bank AG	8/27/14	(4,932)
USD	1,360,701	SEK	8,850,000	Deutsche Bank AG	8/27/14	39,882
EUR	850,000	USD	1,164,415	Deutsche Bank AG	8/29/14	(5,736)
EUR	305,683	USD	425,434	Deutsche Bank AG	8/29/14	(8,742)
EUR	800,000	USD	1,108,544	Deutsche Bank AG	8/29/14	(18,023)
PHP	52,545,000	USD	1,183,979	JPMorgan Chase Bank N.A.	8/29/14	13,976
USD	2,711,352	EUR	2,030,367	Deutsche Bank AG	8/29/14	(56,346)
USD	27,221	EUR	20,375	Barclays Bank PLC	9/19/14	(554)
USD	68,127	EUR	50,324	Barclays Bank PLC	9/24/14	(476)
USD	100,303	EUR	74,000	JPMorgan Chase Bank N.A.	10/01/14	(578)
USD	657,119	GBP	421,500	Deutsche Bank AG	10/01/14	(48,721)
USD	9,066	EUR	6,585	Barclays Bank PLC	10/27/14	89
CLP	84,164,600	USD	159,654	Deutsche Bank AG	10/31/14	(8,796)
USD	20,747	EUR	15,341	Barclays Bank PLC	11/05/14	(168)
EUR	776,303	USD	1,074,248	Deutsche Bank AG	11/10/14	(15,861)
USD	1,160,249	EUR	857,000	Deutsche Bank AG	11/10/14	(8,158)
USD	5,443	EUR	4,082	JPMorgan Chase Bank N.A.	11/12/14	(122)
SGD	823,234	USD	660,516	Morgan Stanley & Co. LLC	11/17/14	(4,110)
USD	133,596	EUR	98,696	JPMorgan Chase Bank N.A.	11/20/14	(966)
CAD	84,000	USD	76,002	Barclays Bank PLC	1/09/15	1,054
CAD	42,000	USD	38,004	Barclays Bank PLC	1/09/15	524
CAD	59,000	USD	53,389	Barclays Bank PLC	1/09/15	734
CAD	68,000	USD	61,532	Barclays Bank PLC	1/09/15	847
CAD	83,000	USD	74,114	Citibank N.A.	1/09/15	2,025
CAD	62,000	USD	55,439	Deutsche Bank AG	1/09/15	1,435
CAD	41,000	USD	36,864	Deutsche Bank AG	1/09/15	747
CAD	83,000	USD	74,707	Deutsche Bank AG	1/09/15	1,431
CAD	83,000	USD	74,944	Deutsche Bank AG	1/09/15	1,195
CAD	42,000	USD	38,009	Deutsche Bank AG	1/09/15	519
CLP	88,700,000	USD	153,063	Barclays Bank PLC	1/09/15	4,829
SGD	378,780	USD	300,262	Deutsche Bank AG	1/09/15	1,784
USD	50,900	EUR	36,980	Barclays Bank PLC	1/09/15	474
USD	114,136	EUR	82,955	JPMorgan Chase Bank N.A.	1/09/15	1,019
USD	20,855	DKK	120,000	Deutsche Bank AG	1/15/15	(1,097)
USD	10,530	DKK	60,000	Deutsche Bank AG	1/15/15	(446)
USD	238,511	EUR	182,000	Deutsche Bank AG	2/06/15	(9,682)
USD	107,120	EUR	83,000	Deutsche Bank AG	2/06/15	(6,067)
CAD	53,000	USD	47,433	Barclays Bank PLC	2/09/15	1,150
CAD	42,000	USD	37,586	HSBC Bank PLC	2/09/15	914
CAD	47,000	USD	42,061	HSBC Bank PLC	2/09/15	1,021
SGD	152,100	USD	120,095	Deutsche Bank AG	2/09/15	1,199
SGD	174,000	USD	137,401	HSBC Bank PLC	2/09/15	1,357
SGD	108,000	USD	85,293	JPMorgan Chase Bank N.A.	2/09/15	833
USD	132,793	EUR	95,800	Deutsche Bank AG	2/09/15	2,150
USD	66,601	EUR	48,000	JPMorgan Chase Bank N.A.	2/09/15	1,143
USD	39,822	EUR	28,700	JPMorgan Chase Bank N.A.	2/09/15	684
USD	66,965	EUR	48,000	JPMorgan Chase Bank N.A.	2/09/15	1,507
USD	66,741	EUR	48,000	JPMorgan Chase Bank N.A.	2/09/15	1,282
USD	52,836	EUR	38,000	JPMorgan Chase Bank N.A.	2/09/15	1,015
CAD	208,440	USD	190,009	Deutsche Bank AG	3/09/15	929
CLP	25,162,000	USD	43,874	JPMorgan Chase Bank N.A.	3/09/15	661
CLP	34,940,000	USD	61,363	Morgan Stanley & Co. LLC	3/09/15	480
CLP	31,310,000	USD	55,836	Morgan Stanley & Co. LLC	3/09/15	(418)
USD	139,340	EUR	101,235	Deutsche Bank AG	3/09/15	1,272
USD	583,494	EUR	428,064	Deutsche Bank AG	3/09/15	(316)
USD	1,237	EUR	896	Deutsche Bank AG	3/09/15	15
USD	65,288	EUR	47,248	JPMorgan Chase Bank N.A.	3/09/15	849
USD	1,409,939	EUR	1,070,000	Deutsche Bank AG	6/05/15	(49,993)
USD	144,949	EUR	112,766	Deutsche Bank AG	6/22/15	(8,952)
USD	542,986	DKK	3,120,000	Deutsche Bank AG	1/15/16	(30,623)

See Notes to Financial Statements.

32	FDP SERIES, INC.	MAY 31, 2014

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Forward foreign currency exchange contracts outstanding as of May 31, 2014 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	537,880	DKK	3,060,000	Deutsche Bank AG	1/15/16	$(24,698)
USD	239,330	EUR	182,000	Deutsche Bank AG	2/05/16	(9,953)
USD	107,535	EUR	83,000	Deutsche Bank AG	2/05/16	(6,149)
USD	291,038	EUR	220,000	Deutsche Bank AG	8/05/16	(11,643)
USD	218,625	EUR	165,000	Deutsche Bank AG	8/05/16	(8,385)
Total						$(352,852)

•	OTC options purchased as of May 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	Barclays Bank PLC	Call	EUR	4.13	10/22/14	EUR	557	$7,423
USD Currency	Citibank N.A.	Put	EUR	1.49	7/24/14	EUR	4,400	581,067
USD Currency	Citibank N.A.	Put	JPY	90.00	7/24/14	JPY	1,222,500	1,566,756
Total								$2,155,246

•	OTC credit default swaps — buy protection outstanding as of May 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
First Data Corp.	5.00%	Deutsche Bank AG	3/20/15	USD	130	$(4,581)	$(2,514)	$(2,067)
First Data Corp.	5.00%	Barclays Capital, Inc.	3/20/15	USD	370	(13,037)	(6,562)	(6,475)
International Lease Finance Corp.	5.00%	Deutsche Bank AG	9/20/15	USD	2,000	(112,770)	(112,311)	(459)
DR Horton, Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	USD	1,000	(82,931)	(69,630)	(13,301)
Dean Foods Co.	5.00%	JPMorgan Chase Bank N.A.	6/20/16	USD	1,328	(117,170)	(80,735)	(36,435)
Tenet Healthcare Corp.	5.00%	Barclays Capital, Inc.	12/20/16	USD	560	(53,250)	(43,225)	(10,025)
Constellation Brands, Inc.	5.00%	Deutsche Bank AG	6/20/17	USD	800	(108,757)	(75,227)	(33,530)
CIT Group, Inc.	5.00%	Goldman Sachs International	6/20/17	USD	1,500	(173,675)	(143,593)	(30,082)
Merrill Lynch & Co., Inc.	1.00%	Credit Suisse Securities (USA) LLC	9/20/17	USD	700	(12,027)	10,855	(22,882)

Total						$(678,198)	$(522,942)	$(155,256)

•	OTC credit default swaps — sold protection outstanding as of May 31, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
First Data Corp.	5.00%	Deutsche Bank AG	3/20/16	B	USD	100	$6,371	$(318)	$6,689
First Data Corp.	5.00%	Barclays Capital, Inc.	3/20/16	B	USD	100	6,371	2,506	3,865
First Data Corp.	5.00%	Barclays Capital, Inc.	3/20/16	B	USD	300	19,114	—	19,114
Berkshire Hathaway, Inc.	1.00%	Deutsche Bank AG	9/20/17	AA	USD	350	8,505	(2,306)	10,811
Bank of America Corp.	1.00%	Credit Suisse Securities (USA) LLC	9/20/17	A-	USD	700	12,028	(10,855)	22,883
Markit LCDX North America Index, Series 19	2.50%	Barclays Capital, Inc.	12/20/17	NR	USD	380	18,085	3,699	14,386
Markit LCDX North America Index, Series 19	2.50%	Barclays Capital, Inc.	12/20/17	NR	USD	380	18,099	3,713	14,386
Berkshire Hathaway, Inc.	1.00%	Credit Suisse Securities (USA) LLC	3/20/18	AA	USD	400	10,444	(1,804)	12,248
Markit LCDX North America Index, Series 20	2.50%	Credit Suisse Securities (USA) LLC	6/20/18	NR	USD	194	8,768	5,083	3,685
Markit LCDX North America Index, Series 21	2.50%	Credit Suisse Securities (USA) LLC	12/20/18	NR	USD	297	14,317	10,423	3,894
Tenet Healthcare Corp.	5.00%	Barclays Capital, Inc.	12/20/18	B	USD	400	41,663	24,420	17,243
Republic of Indonesia	1.00%	Barclays Capital, Inc.	3/20/19	BB+	USD	300	(5,002)	(14,246)	9,244
Republic of Indonesia	1.00%	Barclays Capital, Inc.	3/20/19	BB+	USD	450	(7,505)	(21,372)	13,867
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	6/20/19	BBB+	USD	500	(1,680)	(1,895)	215
Freeport-McMoRan Copper & Gold, Inc.	1.00%	Deutsche Bank AG	3/20/23	BBB	USD	500	(33,460)	(31,766)	(1,694)
Markit MCDX North America Index, Series 22	1.00%	Goldman Sachs International	6/20/24	AA	USD	700	(11,403)	(17,314)	5,911
Markit CMBX North America AJ Index, Series 2	1.09%	Credit Suisse Securities (USA) LLC	3/15/49	B+	USD	200	(15,784)	(29,277)	13,493
Markit CMBX North America AJ Index, Series 2	1.09%	Credit Suisse Securities (USA) LLC	3/15/49	B+	USD	50	(3,946)	(6,818)	2,872

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	33

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

OTC credit default swaps — sold protection outstanding as of May 31, 2014 were as follows (concluded):

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CMBX North America AM Index, Series 2	0.50%	Credit Suisse Securities (USA) LLC	3/15/49	B+	USD	540	$(7,052)	$(7,566)	$514
Markit CMBX North America AM Index, Series 2	0.50%	Credit Suisse Securities (USA) LLC	3/15/49	B+	USD	290	(3,787)	(4,243)	456

Total							$74,146	$(99,936)	$174,082
[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$24,068	—	$17,000	$41,068
Asset-Backed Securities	—	$4,472,561	—	4,472,561
Corporate Bonds	—	73,290,623	—	73,290,623
Floating Rate Loan Interests	—	12,867,886	137,131	13,005,017
Foreign Agency Obligations	—	20,826,538	—	20,826,538
Municipal Bonds	—	8,908,628	—	8,908,628
Non-Agency Mortgage-Backed Securities	—	13,548,032	—	13,548,032
U.S. Government Sponsored Agency Securities	—	47,198,738	—	47,198,738
U.S. Treasury Obligations	—	48,475,958	—	48,475,958
Other Interests	4,147	—	—	4,147
Preferred Securities	671,520	3,266,143	—	3,937,663
Warrants	25,839	—	—	25,839
Short-Term Investments:
Foreign Agency Obligations	—	747,562	—	747,562
Time Deposits	—	28,522,123	—	28,522,123
Options Purchased:
Foreign Currency Exchange Contracts	—	2,155,246	—	2,155,246
Total	$725,574	$264,280,038	$154,131	$265,159,743

See Notes to Financial Statements.

34	FDP SERIES, INC.	MAY 31, 2014

Schedule of Investments (concluded)	Franklin Templeton Total Return FDP Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$175,776	—	$175,776
Foreign currency exchange contracts	—	92,494	—	92,494
Liabilities:	—
Credit contracts	—	(156,950)	—	(156,950)
Foreign currency exchange contracts	—	(445,346)	—	(445,346)
Total	—	$(334,026)	—	$(334,026)
[1]	Derivative financial instruments are swaps and forward foreign currency exchange transactions. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for OTC derivatives	$1,070,000	—	—	$1,070,000
Foreign currency at value	556,310	—	—	556,310
Total	$1,626,310	—	—	$1,626,310

There were no transfers between levels during the year ended May 31, 2014.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	35

Statements of Assets and Liabilities

May 31, 2014	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund
Assets
Investments at value — unaffiliated[1]	$176,400,192	$153,904,836	$151,274,944	$265,159,743
Investments at value — affiliated[2]	—	—	42,635	—
Cash pledged as collateral for OTC derivatives	—	—	—	1,070,000
Foreign currency at value[3]	6	—	60	556,310
Investments sold receivable	1,595,775	—	—	2,211,723
Dividends receivable	1,119,694	43,078	408,266	—
Capital shares sold receivable	670,362	550,742	550,291	1,106,381
Interest receivable	—	—	—	2,021,965
Unrealized appreciation on OTC swaps	—	—	—	175,776
Unrealized appreciation on forward foreign currency exchange contracts	—	—	58,911	92,494
Swap premiums paid	—	—	—	60,699
Swaps receivable	—	—	—	28,353
Principal paydowns receivable	—	—	—	304
Prepaid expenses	17,276	16,690	16,136	19,098
Total assets	179,803,305	154,515,346	152,351,243	272,502,846

Liabilities
Investments purchased payable	1,912,515	—	—	37,254,457
Capital shares redeemed payable	507,484	413,925	370,260	494,294
Swap premiums received	—	—	—	683,577
Unrealized depreciation on forward foreign currency exchange contracts	—	—	17,621	445,346
Investment advisory fees payable	133,378	94,485	88,644	78,118
Service and distribution fees payable	103,965	87,671	88,353	111,574
Income dividends payable	—	—	—	361,743
Unrealized depreciation on OTC swaps	—	—	—	156,950
Swaps payable	—	—	—	95,078
Officer’s and Directors’ fees payable	3,152	3,105	3,125	3,292
Other accrued expenses payable	119,400	92,263	90,071	137,730
Total liabilities	2,779,894	691,449	658,074	39,822,159
Net Assets	$177,023,411	$153,823,897	$151,693,169	$232,680,687

Net Assets Consist of
Paid-in capital	$171,371,728	$111,930,783	$121,023,201	$224,932,150
Undistributed (accumulated) net investment income (loss)	2,268,067	(446,198)	99,290	240,369
Accumulate net realized gain (loss)	(34,826,032)	4,522,720	(18,154,345)	560,616
Net unrealized appreciation/depreciation	38,209,648	37,816,592	48,725,023	6,947,552
Net Assets	$177,023,411	$153,823,897	$151,693,169	$232,680,687
[1] Investments at cost — unaffiliated	$138,192,496	$116,088,263	$102,606,707	$257,888,645
[2] Investments at cost — affiliated	—	—	$27,393	—
[3] Foreign currency at cost	$6	—	$60	$551,470

See Notes to Financial Statements.

36	FDP SERIES, INC.	MAY 31, 2014

Statements of Assets and Liabilities (concluded)

May 31, 2014	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund
Net Asset Value
Institutional:
Net assets	$5,960,703	$5,597,193	$5,373,312	$6,790,747
Shares outstanding, 100 million shares authorized, $0.10 par value	447,629	327,218	340,411	631,420
Net asset value	$13.32	$17.11	$15.78	$10.75
Investor A:
Net assets	$62,636,229	$55,132,908	$54,118,886	$86,985,722
Shares outstanding, 100 million shares authorized, $0.10 par value	4,731,992	3,291,329	3,461,817	8,085,249
Net asset value	$13.24	$16.75	$15.63	$10.76
Investor C:
Net assets	$108,426,479	$93,093,796	$92,200,971	$138,904,218
Shares outstanding, 100 million shares authorized, $0.10 par value	8,288,433	5,936,872	5,998,397	12,911,240
Net asset value	$13.08	$15.68	$15.37	$10.76

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	37

Statements of Operations

Year Ended May 31, 2014	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund
Investment Income
Dividends — unaffiliated	$5,761,130	$1,301,435	$3,319,885	$43,244
Interest	87	—	—	6,967,930
Dividends — affiliated	—	—	900	—
Foreign taxes withheld	(373,306)	(16,216)	(64,928)	(18,925)
Total income	5,387,911	1,285,219	3,255,857	6,992,249

Expenses
Investment advisory	1,415,912	1,113,754	950,811	825,117
Service — Investor A	133,695	119,560	116,051	187,645
Service and distribution — Investor B	330	297	303	314
Service and distribution — Investor C	984,551	861,781	845,794	1,001,360
Transfer agent — Institutional	6,055	5,922	5,539	6,645
Transfer agent — Investor A	58,958	54,630	52,404	80,085
Transfer agent — Investor B	40	40	50	48
Transfer agent — Investor C	116,883	105,952	102,707	144,714
Professional	76,306	63,879	62,765	86,413
Custodian	90,489	13,240	8,259	63,991
Registration	58,418	57,655	59,299	62,817
Accounting services	46,617	34,268	33,216	48,628
Officer and Directors	22,194	21,926	21,922	22,931
Printing	15,312	16,148	15,700	19,019
Miscellaneous	30,900	14,094	15,777	50,583
Total expenses	3,056,660	2,483,146	2,290,597	2,600,310
Less fees waived by Manager	—	(69,610)	—	—
Total expenses after fees waived	3,056,660	2,413,536	2,290,597	2,600,310
Net investment income (loss)	2,331,251	(1,128,317)	965,260	4,391,939

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,149,452	12,263,693	5,648,121	265,412
Financial futures contracts	—	—	—	4,079
Foreign currency transactions	(53,637)	(5,121)	(825,735)	(913,692)
Swaps	—	—	—	140,698
	4,095,815	12,258,572	4,822,386	(503,503)
Net change in unrealized appreciation/depreciation on:
Investments	14,100,028	10,542,160	16,838,455	2,351,295
Financial futures contracts	—	—	—	337
Foreign currency translations	36,163	(430)	1,540	87,846
Swaps	—	—	—	(5,346)
	14,136,191	10,541,730	16,839,995	2,434,132
Total realized and unrealized gain	18,232,006	22,800,302	21,662,381	1,930,629
Net Increase in Net Assets Resulting from Operations	$20,563,257	$21,671,985	$22,627,641	$6,322,568

See Notes to Financial Statements.

38	FDP SERIES, INC.	MAY 31, 2014

Statements of Changes in Net Assets
	MFS Research International FDP Fund		Marsico Growth FDP Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013
Operations
Net investment income (loss)	$2,331,251	$1,243,818	$(1,128,317)	$(219,029)
Net realized gain	4,095,815	5,743,813	12,258,572	17,034,234
Net change in unrealized appreciation/depreciation	14,136,191	21,786,627	10,541,730	3,775,512
Net increase in net assets resulting from operations	20,563,257	28,774,258	21,671,985	20,590,717

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(72,887)	(71,397)	—	—
Investor A	(624,124)	(538,219)	—	—
Investor B	—	(6,967)	—	—
Investor C	(542,424)	(604,433)	—	—
Net realized gain:
Institutional	—	—	(240,319)	—
Investor A	—	—	(2,231,668)	—
Investor B	—	—	(3,880,010)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(1,239,435)	(1,221,016)	(6,351,997)	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	18,719,632	(1,829,580)	12,381,919	130,336

Net Assets
Total increase in net assets	38,043,454	25,723,662	27,701,907	20,721,053
Beginning of year	138,979,957	113,256,295	126,121,990	105,400,937
End of year	$177,023,411	$138,979,957	$153,823,897	$126,121,990
Undistributed (accumulated) net investment income (loss), end of year	$2,268,067	$1,232,677	$(446,198)	$(270,099)
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	39

Statements of Changes in Net Assets (concluded)
	Invesco Value FDP Fund		Franklin Templeton Total Return FDP Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013
Operations
Net investment income	$965,260	$680,936	$4,391,939	$3,766,531
Net realized gain (loss)	4,822,386	7,844,813	(503,503)	4,004,523
Net change in unrealized appreciation/depreciation	16,839,995	24,058,098	2,434,132	(743,558)
Net increase in net assets resulting from operations	22,627,641	32,583,847	6,322,568	7,027,496

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(29,096)	(44,047)	(162,613)	(179,162)
Investor A	(244,194)	(303,643)	(1,812,913)	(1,777,463)
Investor B	—	(1,344)	(772)	(46,794)
Investor C	(236,358)	(164,801)	(2,327,630)	(3,040,513)
Net realized gain:
Institutional	—	—	(5,818)	—
Investor A	—	—	(71,145)	—
Investor C	—	—	(117,542)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(509,648)	(513,835)	(4,498,433)	(5,043,932)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	6,073,674	(6,767,695)	43,542,379	16,873,819

Net Assets
Total increase in net assets	28,191,667	25,302,317	45,366,514	18,857,383
Beginning of year	123,501,502	98,199,185	187,314,173	168,456,790
End of year	$151,693,169	$123,501,502	$232,680,687	$187,314,173
Undistributed net investment income, end of year	$99,290	$469,413	$240,369	$1,289,386
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

40	FDP SERIES, INC.	MAY 31, 2014

Financial Highlights	MFS Research International FDP Fund
	Institutional							Investor A
	Year Ended May 31,							Year Ended May 31,
	2014	2013	2012	2011		2010		2014	2013	2012	2011		2010
Per Share Operating Performance
Net asset value, beginning of year	$11.77	$9.45	$11.98	$9.02		$8.59		$11.70	$9.41	$11.93	$8.97		$8.55
Net investment income[1]	0.28	0.19	0.20	0.17		0.16		0.25	0.16	0.17	0.14		0.14
Net realized and unrealized gain (loss)	1.45	2.31	(2.56)	2.95	[2]	0.42	[2]	1.45	2.29	(2.55)	2.95	[2]	0.40	[2]
Net increase (decrease) from investment operations	1.73	2.50	(2.36)	3.12		0.58		1.70	2.45	(2.38)	3.09		0.54
Dividends from net investment income[3]	(0.18)	(0.18)	(0.17)	(0.16)		(0.15)		(0.16)	(0.16)	(0.14)	(0.13)		(0.12)
Net asset value, end of year	$13.32	$11.77	$9.45	$11.98		$9.02		$13.24	$11.70	$9.41	$11.93		$8.97

Total Investment Return[4]
Based on net asset value	14.88%	26.81%	(19.97)%	35.00%	[5]	6.76%	[5]	14.67%	26.34%	(20.15)%	34.87%	[5]	6.40%	[5]

Ratios to Average Net Assets
Total expenses	1.23%	1.27%	1.31%	1.27%		1.35%		1.48%	1.51%	1.55%	1.52%		1.60%
Net investment income	2.21%	1.73%	1.89%	1.62%		1.67%		2.00%	1.51%	1.67%	1.29%		1.42%

Supplemental Data
Net assets, end of year (000)	$5,961	$4,768	$3,761	$3,788		$2,405		$62,636	$43,560	$30,343	$29,747		$21,502
Portfolio turnover	29%	34%	39%	44%		61%		29%	34%	39%	44%		61%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Includes redemption fees received by the Fund, which had an impact of less than 0.01%.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	41

Financial Highlights (concluded)	MFS Research International FDP Fund
	Investor C
	Year Ended May 31,
	2014	2013	2012	2011		2010
Per Share Operating Performance
Net asset value, beginning of year	$11.57	$9.29	$11.78	$8.86		$8.43
Net investment income[1]	0.14	0.07	0.08	0.05		0.06
Net realized and unrealized gain (loss)	1.44	2.28	(2.52)	2.93	[2]	0.42	[2]
Net increase (decrease) from investment operations	1.58	2.35	(2.44)	2.98		0.48
Dividends from net investment income[3]	(0.07)	(0.07)	(0.05)	(0.06)		(0.05)
Net asset value, end of year	$13.08	$11.57	$9.29	$11.78		$8.86

Total Investment Return[4]
Based on net asset value	13.72%	25.46%	(20.77)%	33.81%	[5]	5.71%	[5]

Ratios to Average Net Assets
Total expenses	2.24%	2.27%	2.31%	2.28%		2.35%
Net investment income	1.16%	0.69%	0.79%	0.48%		0.66%

Supplemental Data
Net assets, end of year (000)	$108,426	$89,448	$77,861	$104,687		$85,137
Portfolio turnover	29%	34%	39%	44%		61%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Includes redemption fees received by the Fund, which had an impact of less than 0.01%.

See Notes to Financial Statements.

42	FDP SERIES, INC.	MAY 31, 2014

Financial Highlights	Marsico Growth FDP Fund
	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.23	$12.63	$12.68	$9.88	$8.29	$14.94	$12.43	$12.50	$9.77	$8.21
Net investment income (loss)[1]	(0.02)	0.07	0.03	0.02	0.02	(0.06)	0.04	0.00 [2]	(0.01)	(0.00)[3]
Net realized and unrealized gain (loss)	2.67	2.53	(0.08)	2.78	1.57	2.62	2.47	(0.07)	2.74	1.56
Net increase (decrease) from investment operations	2.65	2.60	(0.05)	2.80	1.59	2.56	2.51	(0.07)	2.73	1.56
Distributions from net realized gain[4]	(0.77)	—	—	—	—	(0.75)	—	—	—	—
Net asset value, end of year	$17.11	$15.23	$12.63	$12.68	$9.88	$16.75	$14.94	$12.43	$12.50	$9.77

Total Investment Return[5]
Based on net asset value	17.70%	20.59%	(0.39)%	28.34%	19.18%	17.42%	20.19%	(0.56)%	27.94%	19.00%

Ratios to Average Net Assets
Total expenses	1.07%	1.13%	1.14%	1.10%	1.18%	1.32%	1.38%	1.39%	1.35%	1.42%
Total expenses after fees waived	1.02%	1.08%	1.14%	1.10%	1.18%	1.27%	1.33%	1.39%	1.35%	1.42%
Net investment income (loss)	(0.10)%	0.54%	0.27%	0.19%	0.22%	(0.35)%	0.30%	0.02%	(0.06)%	(0.03)%

Supplemental Data
Net assets, end of year (000)	$5,597	$4,789	$3,787	$3,430	$2,365	$55,133	$40,097	$28,104	$24,809	$19,779
Portfolio turnover	101%	127%	61%	66%	72%	101%	127%	61%	66%	72%
[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Amount is greater than $(0.005) per share.
[4]	Determined in accordance with federal income tax regulations.
[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	43

Financial Highlights (concluded)	Marsico Growth FDP Fund
	Investor C
	Year Ended May 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.08	$11.79	$11.96	$9.41	$7.97
Net investment loss[1]	(0.17)	(0.06)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	2.46	2.35	(0.08)	2.64	1.51
Net increase (decrease) from investment operations	2.29	2.29	(0.17)	2.55	1.44
Distributions from net realized gain[2]	(0.69)	—	—	—	—
Net asset value, end of year	$15.68	$14.08	$11.79	$11.96	$9.41

Total Investment Return[3]
Based on net asset value	16.48%	19.42%	(1.42)%	27.10%	18.07%

Ratios to Average Net Assets
Total expenses	2.08%	2.13%	2.15%	2.11%	2.17%
Total expenses after fees waived	2.03%	2.08%	2.15%	2.11%	2.17%
Net investment loss	(1.11)%	(0.46)%	(0.75)%	(0.82)%	(0.78)%

Supplemental Data
Net assets, end of year (000)	$93,094	$80,148	$72,267	$87,554	$77,640
Portfolio turnover	101%	127%	61%	66%	72%
[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

44	FDP SERIES, INC.	MAY 31, 2014

Financial Highlights	Invesco Value FDP Fund
	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.36	$9.97	$10.69	$8.53	$7.00	$13.26	$9.89	$10.61	$8.51	$6.99
Net investment income[1]	0.21	0.16	0.15	0.12	0.08	0.17	0.13	0.12	0.10	0.07
Net realized and unrealized gain (loss)	2.30	3.36	(0.72)	2.10	1.51	2.28	3.35	(0.72)	2.08	1.50
Net increase (decrease) from investment operations	2.51	3.52	(0.57)	2.22	1.59	2.45	3.48	(0.60)	2.18	1.57
Dividends from net investment income[2]	(0.09)	(0.13)	(0.15)	(0.06)	(0.06)	(0.08)	(0.11)	(0.12)	(0.08)	(0.05)
Net asset value, end of year	$15.78	$13.36	$9.97	$10.69	$8.53	$15.63	$13.26	$9.89	$10.61	$8.51

Total Investment Return[3]
Based on net asset value	18.89%	35.68%	(5.36)%	26.09%	22.83%	18.56%	35.47%	(5.63)%	25.72%	22.61%

Ratios to Average Net Assets
Total expenses	0.98%	1.06%	1.05%	1.00%	1.08%	1.22%	1.30%	1.30%	1.25%	1.32%
Net investment income	1.43%	1.37%	1.46%	1.25%	0.98%	1.19%	1.13%	1.22%	1.00%	0.85%

Supplemental Data
Net assets, end of year (000)	$5,373	$4,330	$3,347	$3,226	$2,351	$54,119	$38,807	$26,457	$24,215	$19,197
Portfolio turnover	14%	13%	17%	24%	19%	14%	13%	17%	24%	19%
[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charge and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	45

Financial Highlights (concluded)	Invesco Value FDP Fund
	Investor C
	Year Ended May 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.09	$9.77	$10.47	$8.43	$6.95
Net investment income[1]	0.06	0.04	0.04	0.02	0.01
Net realized and unrealized gain (loss)	2.26	3.30	(0.70)	2.05	1.50
Net increase (decrease) from investment operations	2.32	3.34	(0.66)	2.07	1.51
Dividends from net investment income[2]	(0.04)	(0.02)	(0.04)	(0.03)	(0.03)
Net asset value, end of year	$15.37	$13.09	$9.77	$10.47	$8.43

Total Investment Return[3]
Based on net asset value	17.76%	34.30%	(6.28)%	24.61%	21.84%

Ratios to Average Net Assets
Total expenses	1.98%	2.06%	2.05%	2.01%	2.08%
Net investment income	0.41%	0.37%	0.46%	0.24%	0.11%

Supplemental Data
Net assets, end of year (000)	$92,201	$79,259	$67,211	$85,130	$75,817
Portfolio turnover	14%	13%	17%	24%	19%
[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

46	FDP SERIES, INC.	MAY 31, 2014

Financial Highlights	Franklin Templeton Total Return FDP Fund
	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.71	$10.56	$10.50	$9.78	$8.97	$10.71	$10.57	$10.50	$9.79	$8.98
Net investment income[1]	0.28	0.30	0.33	0.38	0.42	0.26	0.27	0.30	0.35	0.40
Net realized and unrealized gain	0.06	0.23	0.08	0.72	0.81	0.06	0.23	0.09	0.71	0.81
Net increase from investment operations	0.34	0.53	0.41	1.10	1.23	0.32	0.50	0.39	1.06	1.21
Dividends and distributions from:[2]
Net investment income	(0.29)	(0.38)	(0.35)	(0.38)	(0.42)	(0.26)	(0.36)	(0.32)	(0.35)	(0.40)
Net realized gain	(0.01)	—	—	—	—	(0.01)	—	—	—	—
Total dividends and distributions	(0.30)	(0.38)	(0.35)	(0.38)	(0.42)	(0.27)	(0.36)	(0.32)	(0.35)	(0.40)
Net asset value, end of year	$10.75	$10.71	$10.56	$10.50	$9.78	$10.76	$10.71	$10.57	$10.50	$9.79

Total Investment Return[3]
Based on net asset value	3.18%	5.03%	3.89%	11.37%	13.88%	3.03%	4.67%	3.74%	10.99%	13.60%

Ratios to Average Net Assets
Total expenses	0.68%	0.71%	0.74%	0.71%	0.78%	0.93%	0.95%	0.99%	0.96%	1.02%
Net investment income	2.71%	2.76%	3.16%	3.71%	4.39%	2.46%	2.51%	2.90%	3.47%	4.15%

Supplemental Data
Net assets, end of year (000)	$6,791	$5,506	$4,809	$3,989	$2,828	$86,986	$63,283	$48,467	$38,482	$31,586
Portfolio turnover	296% [4]	322% [5]	292% [6]	200% [7]	206% [8]	296% [4]	322% [5]	292% [6]	200% [7]	206% [8]
[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 137%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 128%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 137%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 80%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 47%.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2014	47

Financial Highlights (concluded)	Franklin Templeton Total Return FDP Fund
	Investor C
	Year Ended May 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.71	$10.57	$10.50	$9.79	$8.98
Net investment income[1]	0.20	0.21	0.24	0.30	0.34
Net realized and unrealized gain	0.06	0.23	0.09	0.70	0.81
Net increase from investment operations	0.26	0.44	0.33	1.00	1.15
Dividends and distributions from:[2]
Net investment income	(0.20)	(0.30)	(0.26)	(0.29)	(0.34)
Net realized gain	(0.01)	—	—	—	—
Total dividends and distributions	(0.21)	(0.30)	(0.26)	(0.29)	(0.34)
Net asset value, end of year	$10.76	$10.71	$10.57	$10.50	$9.79

Total Investment Return[3]
Based on net asset value	2.45%	4.10%	3.16%	10.38%	12.97%

Ratios to Average Net Assets
Total expenses	1.49%	1.51%	1.54%	1.52%	1.57%
Net investment income	1.90%	1.96%	2.35%	2.92%	3.60%

Supplemental Data
Net assets, end of year (000)	$138,904	$116,996	$113,271	$131,002	$120,836
Portfolio turnover	296% [4]	322% [5]	292% [6]	200% [7]	206% [8]
[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 137%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 128%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 137%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 80%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 47%.

See Notes to Financial Statements.

48	FDP SERIES, INC.	MAY 31, 2014

Notes to Financial Statements

1. Organization:

MFS Research International FDP Fund (“MFS Fund”), Marsico Growth FDP Fund (“Marsico Fund”), Invesco Value FDP Fund (“Invesco Fund”) and Franklin Templeton Total Return FDP Fund (“Franklin Templeton Fund”) (each a “Fund,” collectively, the “Funds”) are each a series of FDP Series, Inc. (the “Corporation”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is registered as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation.

Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. On June 10, 2013, all issued and outstanding Investor B Shares of MFS Fund, Marsico Fund, Invesco Fund and Franklin Templeton Fund were converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to

FDP SERIES, INC.	MAY 31, 2014	49

Notes to Financial Statements (continued)

determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach, generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Funds enter into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts and swaps), that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Funds’ future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: For MFS Fund, Marsico Fund and Invesco Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Fund, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

50	FDP SERIES, INC.	MAY 31, 2014

Notes to Financial Statements (continued)

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended May 31, 2014. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Franklin Templeton Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Franklin Templeton Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: Franklin Templeton Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Franklin Templeton Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is

FDP SERIES, INC.	MAY 31, 2014	51

Notes to Financial Statements (continued)

lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: Franklin Templeton Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Franklin Templeton Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Franklin Templeton Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of their investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, Franklin Templeton Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of May 31, 2014, the Fund had no outstanding unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but

52	FDP SERIES, INC.	MAY 31, 2014

Notes to Financial Statements (continued)

may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Franklin Templeton Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Franklin Templeton Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and counterparties to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange

FDP SERIES, INC.	MAY 31, 2014	53

Notes to Financial Statements (continued)

contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or
54	FDP SERIES, INC.	MAY 31, 2014

Notes to Financial Statements (continued)

restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of May 31, 2014
Derivative Assets
	Statements of Assets and Liabilities Location	Invesco Fund	Franklin Templeton Fund
Foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts; Investments at value — unaffiliated[1]	$58,911	$2,247,740
Credit contracts	Unrealized appreciation on OTC swaps; Swap premiums paid	—	236,475

Total		$58,911	$2,484,215

Derivative Liabilities
	Statements of Assets and Liabilities Location	Invesco Fund	Franklin Templeton Fund
Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(17,621)	$(445,346)
Credit contracts	Unrealized depreciation on OTC swaps; Swap premiums received	—	(840,527)

Total		$(17,621)	$(1,285,873)

[1]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended May 31, 2014
	Net Realized Gain (Loss) From
	MFS Fund	Invesco Fund	Franklin Templeton Fund
Interest rate contracts:
Financial futures contracts	—	—	$4,079
Foreign currency exchange contracts:
Foreign currency transactions	$518	$(827,789)	(907,421)
Options[2]	—	—	(139,984)
Credit contracts:
Swaps	—	—	140,698
Equity contracts:
Options[2]	—	—	55,563
Total	$518	$(827,789)	$(847,065)

	Net Change in Unrealized Appreciation/Depreciation on
	Invesco Fund	Franklin Templeton Fund
Interest rate contracts:
Financial futures contracts	—	$337
Options[2]	—	(70,434)
Foreign currency exchange contracts:
Foreign currency translations	$1,060	46,082
Options[2]	—	(122,558)
Credit contracts:
Swaps	—	(5,346)
Total	$1,060	$(151,919)
[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
FDP SERIES, INC.	MAY 31, 2014	55

Notes to Financial Statements (continued)

For the year ended May 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MFS Fund		Invesco Fund		Franklin Templeton Fund
Financial futures contracts:
Average number of contracts purchased	—		—		6
Average notional value of contracts purchased	—		—		$1,319,813
Forward foreign currency exchange contracts:
Average number of contracts — USD purchased	1		13		61
Average number of contracts — USD sold	1	[1]	39	[1]	48
Average U.S. dollar amounts purchased	$14,687		$14,194,625		$15,029,579
Average U.S. dollar amounts sold	$113,783	[1]	$39,266,346	[1]	$9,650,144
Options:
Average number of option contracts purchased	—		—		12,759,483
Average notional value of option contracts purchased	—		—		$13,841,018
Credit default swaps:
Average number of contracts — buy protection	—		—		8
Average number of contracts — sell protection	—		—		18
Average notional value — buy protection	—		—		$6,751,000
Average notional value — sell protection	—		—		$8,148,500
[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives purchased is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

56	FDP SERIES, INC.	MAY 31, 2014

Notes to Financial Statements (continued)

At May 31, 2014 the Funds’ derivative assets and liabilities (by type) are as follows:

Invesco Fund	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$58,911	$17,621
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	—	—
Total derivative assets and liabilities subject to an MNA	$58,911	$17,621

Franklin Templeton Fund	Assets		Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$92,494		$445,346
Options	2,155,246	[1]	—
Swaps — OTC[2]	236,475		840,527
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,484,215		1,285,873
Derivatives not subject to an MNA	—		—
Total derivative assets and liabilities subject to an MNA	$2,484,215		$1,285,873
[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds as of May 31, 2014:

Invesco Fund
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Barclays Bank PLC	$14,184	$(4,527)	—	—	$9,657
Canadian Imperial Bank of Commerce	13,972	(4,659)	—	—	9,313
Citibank N.A.	15,828	(4,107)	—	—	11,721
Goldman Sachs International	14,927	(4,328)	—	—	10,599
Total	$58,911	$(17,621)	—	—	$41,290

Invesco Fund
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$4,527	$(4,527)	—	—	—
Canadian Imperial Bank of Commerce	4,659	(4,659)	—	—	—
Citibank N.A.	4,107	(4,107)	—	—	—
Goldman Sachs International	4,328	(4,328)	—	—	—
Total	$17,621	$(17,621)	—	—	—

Franklin Templeton Fund
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received[5]	Cash Collateral Received	Net Amount Of Derivative Assets[4]
Barclays Bank PLC	$17,124	$(17,124)	—	—	—
Barclays Capital, Inc.	126,443	(101,905)	—	—	$24,538
Citibank N.A.	2,149,848	(2,226)	$(2,147,622)	—	—
Credit Suisse Securities (USA) LLC	86,406	(83,445)	—	—	2,961
Deutsche Bank AG	71,137	(71,137)	—	—	—
Goldman Sachs International	5,911	(5,911)	—	—	—
HSBC Bank PLC	3,682	—	—	—	3,682
JPMorgan Chase Bank N.A.	23,184	(23,184)	—	—	—
Morgan Stanley & Co. LLC	480	(480)	—	—	—
Total	$2,484,215	$(305,412)	$(2,147,622)	—	$31,181
[3]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[4]	Net amount represents the net amount receivable from the counterparty in the event of default.
[5]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
FDP SERIES, INC.	MAY 31, 2014	57

Notes to Financial Statements (continued)

Franklin Templeton Fund
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$21,795	$(17,124)	—	—	$4,671
Barclays Capital, Inc.	101,905	(101,905)	—	—	—
Citibank N.A.	2,226	(2,226)	—	—	—
Credit Suisse Securities (USA) LLC	83,445	(83,445)	—	—	—
Deutsche Bank AG	666,646	(71,137)	—	$(595,509)	—
Goldman Sachs International	190,989	(5,911)	—	(185,078)	—
JPMorgan Chase Bank N.A.	203,662	(23,184)	—	(180,478)	—
Morgan Stanley & Co. LLC	15,205	(480)	—	—	14,725
Total	$1,285,873	$(305,412)	—	$(961,065)	$19,396

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
First $1 Billion	0.90%	0.80%	0.70%	0.40%
$1 Billion – $3 Billion	0.85%	0.75%	0.66%	0.38%
$3 Billion – $5 Billion	0.81%	0.72%	0.63%	0.36%
$5 Billion – $10 Billion	0.78%	0.70%	0.61%	0.35%
Greater than $10 Billion	0.77%	0.68%	0.60%	0.34%

The Manager entered into sub-advisory agreements with respect to each Fund. Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee at the following annual rates, based on each Fund’s average daily net assets:

	Sub-Advisor	Sub-Advisory Fee
MFS Fund	Massachusetts Financial Services Company	0.45%
Marsico Fund	Marsico Capital Management, LLC	0.40%
Invesco Fund	Invesco Advisers, Inc.	0.35%
Franklin Templeton Fund	Franklin Advisers, Inc.	0.25%

For the year ended May 31, 2014, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

MFS Fund	$1,611
Marsico Fund	$1,427
Invesco Fund	$1,396
Franklin Templeton Fund	$2,066

The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

Service Fees	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Investor A Shares	0.25%	0.25%	0.25%	0.25%
Investor B Shares	0.25%	0.25%	0.25%	0.25%
Investor C Shares	0.25%	0.25%	0.25%	0.25%
Distribution Fees
Investor B Shares	0.75%	0.75%	0.75%	0.50%
Investor C Shares	0.75%	0.75%	0.75%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

The Manager has agreed to voluntarily waive, as a percentage of average daily net assets, 0.05% of its advisory fee payable by Marsico Fund. This amount is shown as fees waived by Manager in the Statements of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitation as a percentage of average daily net assets is as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Institutional Shares	1.95%	1.95%	1.95%	1.95%
Investor A Shares	2.20%	2.20%	2.20%	2.20%
Investor B Shares	2.95%	2.95%	2.95%	2.70%
Investor C Shares	2.95%	2.95%	2.95%	2.75%
58	FDP SERIES, INC.	MAY 31, 2014

Notes to Financial Statements (continued)

The Manager may reduce or discontinue these arrangements at any time without notice. The Manager did not waive or reimburse any fees or expenses under these arrangements during the year ended May 31, 2014.

For the year ended May 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares as follows:

Investor A
MFS Fund	$38,884
Marsico Fund	$35,030
Invesco Fund	$33,636
Franklin Templeton Fund	$56,689

For the year ended May 31, 2014, affiliates received CDSCs as follows:

	Investor A	Investor C
MFS Fund	$3,398	$12,839
Marsico Fund	$2,017	$10,381
Invesco Fund	$1,944	$9,641
Franklin Templeton Fund	$2,114	$23,014

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended May 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
MFS Fund	$888,294	$241,219
Invesco Fund	—	$26,096

6. Purchases and Sales:

Purchases and sales of investments, including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and U.S. government securities, for the year ended May 31, 2014, were as follows:

	Purchases	Sales
MFS Fund	$63,053,673	$44,990,104
Marsico Fund	$136,009,235	$134,296,903
Invesco Fund	$24,763,123	$18,136,150
Franklin Templeton Fund	$625,256,850	$632,880,137

Purchases and sales of U.S. government securities for Franklin Templeton Fund for the year ended May 31, 2014, were $51,209,710 and $46,932,043, respectively.

For the year ended May 31, 2014, purchases and sales related to mortgage dollar rolls for Franklin Templeton Fund were $363,853,037 and $364,944,916, respectively.

7. Income Tax Information:

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2014, attributable to net operating losses, the accounting for swap agreements, the sale of stock of passive foreign investment companies and foreign currency transactions were reclassified to the following accounts:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Undistributed (accumulated) net investment income (loss)	$(56,426)	$953,118	$(825,735)	$(1,137,028)
Accumulated net realized gain (loss)	$56,426	$(953,118)	$825,735	$1,137,028

The tax character of distributions paid during the fiscal years ended May 31, 2014 and May 31, 2013 was as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Ordinary income
5/31/14	$1,239,435	$2,511,001	$509,648	$4,303,928
5/31/13	$1,221,016	—	$513,835	$5,043,932
Long-term capital gains
5/31/14	—	$3,840,996	—	$194,505
Total
5/31/14	$1,239,435	$6,351,997	$509,648	$4,498,433
5/31/13	$1,221,016	—	$513,835	$5,043,932

As of May 31, 2014, the tax components of accumulated net earnings were as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Undistributed ordinary income	$2,447,037	—	$140,580	—
Undistributed long-term capital gains	—	$4,576,955	—	$587,085
Capital loss carryforwards	(32,375,656)	—	(16,922,713)	—
Net unrealized gains[1]	35,580,302	37,762,357	47,452,101	7,161,452
Qualified late-year losses[2]	—	(446,198)	—	—
Total	$5,651,683	$41,893,114	$30,669,968	$7,748,537
[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments and the realization for tax purposes of unrealized gains/losses on foreign currency contracts.
[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending May 31, 2015.
FDP SERIES, INC.	MAY 31, 2014	59

Notes to Financial Statements (continued)

As of May 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	MFS Fund	Invesco Fund
2017	$1,902,151	—
2018	30,473,505	$16,922,713
Total	$32,375,656	$16,922,713

During the year ended May 31, 2014, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

MFS Fund	$3,933,665
Marsico Fund	$372,044
Invesco Fund	$5,519,782

As of May 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Tax cost	$140,821,842	$116,142,498	$103,865,732	$257,926,685
Gross unrealized appreciation	$39,706,232	$38,161,702	$48,890,316	$9,116,500
Gross unrealized depreciation	(4,127,882)	(399,364)	(1,438,469)	(1,883,442)
Net unrealized appreciation/depreciation	$35,578,350	$37,762,338	$47,451,847	$7,233,058

8. Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended May 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

MFS Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When MFS Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedules of Investments for concentrations in specific countries.

MFS Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of MFS Fund’s investments.

As of May 31, 2014, Marsico Fund invested a significant portion of its assets in securities in the consumer discretionary and information technology sectors and Invesco Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the consumer discretionary, financials and information technology sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

As of May 31, 2014, MFS Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	15%
Pharmaceuticals	10%
Oil, Gas & Consumable Fuels	7%
Other[1]	68%
[1]	All other industries held were each less than 5% of long-term investments.

Franklin Templeton invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

60	FDP SERIES, INC.	MAY 31, 2014

Notes to Financial Statements (continued)

Franklin Templeton Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2014		Year Ended May 31, 2013
MFS Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	130,521	$1,637,422	97,313	$1,065,079
Shares issued to shareholders in reinvestment of dividends	5,035	60,272	5,718	56,953
Shares redeemed	(93,181)	(1,170,251)	(95,677)	(1,048,672)
Net increase	42,375	$527,443	7,354	$73,360

Investor A
Shares sold and automatic conversion of shares	1,685,661	$20,982,935	1,271,513	$13,815,684
Shares issued to shareholders in reinvestment of dividends	43,720	521,147	43,076	427,322
Shares redeemed	(719,396)	(9,023,804)	(818,013)	(8,902,682)
Net increase	1,009,985	$12,480,278	496,576	$5,340,324

Investor B
Shares sold	—	—	6,026	$63,666
Shares issued to shareholders in reinvestment of dividends	—	—	353	3,525
Shares redeemed and automatic conversion of shares	(102,999)	$(1,212,297)	(41,196)	(438,753)
Net decrease	(102,999)	$(1,212,297)	(34,817)	$(371,562)

Investor C
Shares sold	2,029,466	$25,187,884	1,359,244	$14,634,582
Shares issued to shareholders in reinvestment of dividends	37,334	442,786	49,447	488,075
Shares redeemed	(1,509,944)	(18,706,462)	(2,058,899)	(21,994,359)
Net increase (decrease)	556,856	$6,924,208	(650,208)	$(6,871,702)
Total Net Increase (Decrease)	1,506,217	$18,719,632	(181,095)	$(1,829,580)

	Year Ended May 31, 2014		Year Ended May 31, 2013
Marsico Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	75,826	$1,237,044	76,684	$1,036,889
Shares issued to shareholders in reinvestment of distributions	11,629	188,623	—	—
Shares redeemed	(74,703)	(1,210,200)	(61,999)	(837,133)
Net increase	12,752	$215,467	14,685	$199,756

Investor A
Shares sold and automatic conversion of shares	1,133,043	$17,998,647	951,934	$12,700,143
Shares issued to shareholders in reinvestment of distributions	118,453	1,883,289	—	—
Shares redeemed	(643,233)	(10,304,696)	(530,548)	(7,101,611)
Net increase	608,263	$9,577,240	421,386	$5,598,532

Investor B
Shares sold	—	—	4,674	$56,645
Shares redeemed and automatic conversion of shares	(77,458)	$(1,091,164)	(32,815)	(403,377)
Net decrease	(77,458)	$(1,091,164)	(28,141)	$(346,732)

Investor C
Shares sold	1,350,231	$20,259,097	1,000,837	$12,636,190
Shares issued to shareholders in reinvestment of distributions	213,831	3,194,465	—	—
Shares redeemed	(1,320,133)	(19,773,186)	(1,434,953)	(17,957,410)
Net increase (decrease)	243,929	$3,680,376	(434,116)	$(5,321,220)
Total Net Increase (Decrease)	787,486	$12,381,919	(26,186)	$130,336
FDP SERIES, INC.	MAY 31, 2014	61

Notes to Financial Statements (concluded)

	Year Ended May 31, 2014		Year Ended May 31, 2013
Invesco Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	84,156	$1,218,331	68,808	$805,644
Shares issued to shareholders in reinvestment of dividends	1,645	22,885	3,154	33,991
Shares redeemed	(69,469)	(999,760)	(83,722)	(962,274)
Net increase (decrease)	16,332	$241,456	(11,760)	$(122,639)

Investor A
Shares sold and automatic conversion of shares	1,192,930	$17,082,721	933,273	$10,763,434
Shares issued to shareholders in reinvestment of dividends	14,286	197,290	22,032	235,602
Shares redeemed	(673,109)	(9,690,999)	(702,991)	(8,097,826)
Net increase	534,107	$7,589,012	252,314	$2,901,210

Investor B
Shares sold	—	—	3,078	$33,489
Shares issued to shareholders in reinvestment of dividends	—	—	58	595
Shares redeemed and automatic conversion of shares	(83,816)	$(1,115,587)	(39,772)	(443,417)
Net decrease	(83,816)	$(1,115,587)	(36,636)	$(409,333)

Investor C
Shares sold	1,342,293	$19,102,892	875,426	$10,063,322
Shares issued to shareholders in reinvestment of dividends	13,630	186,321	12,391	129,149
Shares redeemed	(1,410,493)	(19,930,420)	(1,717,188)	(19,329,404)
Net decrease	(54,570)	$(641,207)	(829,371)	$(9,136,933)
Total Net Increase (Decrease)	412,053	$6,073,674	(625,453)	$(6,767,695)

	Year Ended May 31, 2014		Year Ended May 31, 2013
Franklin Templeton Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	204,429	$2,146,812	138,789	$1,506,822
Shares issued to shareholders in reinvestment of dividends and distributions	12,237	128,968	12,955	140,581
Shares redeemed	(99,491)	(1,051,856)	(93,074)	(1,007,879)
Net increase	117,175	$1,223,924	58,670	$639,524

Investor A
Shares sold and automatic conversion of shares	3,355,892	$35,320,357	2,202,005	$23,895,788
Shares issued to shareholders in reinvestment of dividends and distributions	141,443	1,491,174	131,705	1,430,039
Shares redeemed	(1,319,845)	(13,899,098)	(1,009,906)	(10,940,003)
Net increase	2,177,490	$22,912,433	1,323,804	$14,385,824

Investor B
Shares sold	—	—	6,309	$68,639
Shares issued to shareholders in reinvestment of dividends	—	—	2,182	23,686
Shares redeemed and automatic conversion of shares	(142,656)	$(1,516,378)	(46,477)	(503,529)
Net decrease	(142,656)	$(1,516,378)	(37,986)	$(411,204)

Investor C
Shares sold	4,301,545	$45,250,377	2,456,768	$26,679,394
Shares issued to shareholders in reinvestment of dividends and distributions	176,930	1,864,576	222,823	2,419,179
Shares redeemed	(2,489,409)	(26,192,553)	(2,478,661)	(26,838,898)
Net increase	1,989,066	$20,922,400	200,930	$2,259,675
Total Net Increase	4,141,075	$43,542,379	1,545,418	$16,873,819

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

62	FDP SERIES, INC.	MAY 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund and Franklin Templeton Total Return FDP Fund and the Board of Directors of FDP Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund and Franklin Templeton Total Return FDP Fund, each a series of FDP Series, Inc., (the “Corporation”) as of May 31, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian, brokers and other financial intermediaries; where replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund and Franklin Templeton Total Return FDP Fund, each a series of FDP Series, Inc., as of May 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
July 28, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the FDP Series, Inc. during the fiscal year ended May 31, 2014.

	Payable Date/ Months Paid	MFS Fund		Marsico Growth	Invesco Fund	Franklin Templeton Fund
Qualified Dividend Income for Individuals	7/19/13	100.00%	[1]	—	100.00%	—
	12/06/13	—		28.02%	—	—
Dividends Qualifying for the Dividend Received	7/19/13	0.71%	[1]	—	100.00%	—
Deduction for Corporations	12/06/13	—		24.20%	—	—
Foreign Source Income	7/19/13	100.00%	[1]	—	—	—
Foreign Taxes Paid Per Share	7/19/13	$0.027483		—	—	—
Interest Related Dividends for Non-U.S. Residents[2]	June 2013 – December 2013	—		—	—	100.00%
	January 2014 – May 2014	—		—	—	52.75%
Federal Obligation Interest[3]	June 2013 – May 2014	—			—	9.60%
Long-Term Capital Gains Per Share	12/06/2013	—		$0.430248	—	—
	12/20/2013	—		—	—	$0.005364
	5/31/2014	—		—	—	$0.004074
[1]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[3]	The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
FDP SERIES, INC.	MAY 31, 2014	63

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of FDP Series, Inc. (the “Corporation”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Corporation, on behalf of Franklin Templeton Total Return FDP Fund (the “Franklin Templeton Fund”), Invesco Value FDP Fund (the “Invesco Fund”), Marsico Growth FDP Fund (the “Marsico Fund”), and MFS Research International FDP Fund (the “MFS Fund”) (each, a “Fund”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (i) Franklin Advisers, Inc. (“Franklin”); (ii) Invesco Advisers, Inc. (“Invesco”); (iii) Marsico Capital Management, LLC (“Marsico”); and (iv) Massachusetts Financial Services Company (“MFS”) (collectively, the “Sub-Advisors”), with respect to the respective Fund. The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, and the Sub-Advisors, including (as applicable) investment management; administrative and shareholder services; oversight of service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock and the Sub-Advisors to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s, the Sub-Advisors’ and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions, as applicable, and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; (m) periodic updates on BlackRock’s and the Sub-Advisors’ businesses; and (n) sub-advisory fees paid by the Manager to the Sub-Advisors, the division of responsibilities among the Manager and the Sub-Advisors, and the oversight of the Sub-Advisors provided by the Manager.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel, BlackRock, and the Sub-Advisors to review the nature and scope of the

64	FDP SERIES, INC.	MAY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates, and the Sub-Advisors pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock and the Sub-Advisors with questions and requests for additional information. BlackRock and the Sub-Advisors responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock and the Sub-Advisors; (b) the investment performance of each Fund, BlackRock and the Sub-Advisors; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel and the investment personnel of each Sub-Advisor to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock and the Sub-Advisors

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock and the Sub-Advisors, including the investment advisory and sub-advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, and the investment personnel of each Sub-Advisor. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock and the Sub-Advisors: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; and risk analysis and oversight capabilities.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
FDP SERIES, INC.	MAY 31, 2014	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

B. The Investment Performance of each Fund, BlackRock and the Sub-Advisors

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Franklin Templeton Fund ranked in the third, fourth and third quartiles, respectively, against its Lipper Performance Universe. The Board, BlackRock and Franklin reviewed and discussed the reasons for the Franklin Templeton Fund’s underperformance during these periods. The Board was informed that, the main detractors of performance during these periods was the Franklin Templeton Fund’s underweight position in corporate debt securities and overweight to U.S. Treasuries and agency mortgage backed securities. The corporate investment grade bonds have significantly outperformed the broad fixed income market including U.S. Treasuries and agency MBS during these periods.

The Board, BlackRock and Franklin also discussed Franklin’s strategy for improving the Franklin Templeton Fund’s performance and Franklin’s commitment to providing the resources necessary to assist the Franklin Templeton Fund’s portfolio managers in seeking to improve the Franklin Templeton Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Invesco Fund ranked in the second, first and first quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Marsico Fund ranked in the second, third and third quartiles, respectively, against its Lipper Performance Universe. The Board noted the Marsico Fund’s improved performance during the one-year period. The Board, BlackRock, and Marsico reviewed and discussed the reasons for the Marsico Fund’s underperformance during the three- and five-year periods. The Board was informed that, the primary detractors of performance for the three-year period were stock selections made in the consumer cyclical, capital goods and financial sectors and an over weighted posture in industrials. The primary detractor of performance for the five-year period was the Marsico Fund’s high-quality orientation, as lower quality stocks outperformed high-quality stocks. Stock selections made in the energy, health care and consumer staples sectors, along with an underweighted posture in consumer staples and technology, also detracted from performance in the five-year period.

The Board, BlackRock and Marsico also discussed Marsico’s strategy for improving the Marsico Fund’s performance and Marsico’s commitment to providing the resources necessary to assist the Marsico Fund’s portfolio managers in seeking to improve the Marsico Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the MFS Fund ranked in the fourth, third and second quartiles, respectively, against its Lipper Performance Universe. The Board, BlackRock, and MFS reviewed and discussed the reasons for the MFS Fund’s underperformance during the one- and three-year periods. The Board was informed that the MFS Fund’s positions in the emerging markets region detracted from performance during the one- and three-year periods as the emerging markets region significantly underperformed international developed markets equities. The MFS Fund’s overweight allocations within the region are a direct result of the bottom-up stock selection process by the MFS Fund’s portfolio management team.

The Board, BlackRock and MFS also discussed MFS’s strategy for improving the MFS Fund’s performance and MFS’s commitment to providing the resources necessary to assist the MFS Fund’s portfolio managers in seeking to improve the MFS Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates and the Sub-Advisors from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology

66	FDP SERIES, INC.	MAY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock and the Sub-Advisors have the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Franklin Templeton Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Franklin Templeton Fund’s Expense Peers. The Board also noted that the Franklin Templeton Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Franklin Templeton Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Franklin Templeton Fund’s total expenses as a percentage of the Franklin Templeton Fund’s average daily net assets on a class-by-class basis. The Board noted that the voluntary cap is scheduled to convert to a contractual cap.

The Board noted that the Invesco Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Invesco Fund’s Expense Peers. The Board determined that the Invesco Fund’s actual management fee rate was appropriate in light of the median actual management fee rate paid by the Invesco Fund’s Expense Peers. The Board also noted that the Invesco Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Invesco Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Invesco Fund’s total expenses as a percentage of the Invesco Fund’s average daily net assets on a class-by-class basis. The Board noted that the voluntary cap is scheduled to convert to a contractual cap.

The Board noted that the Marsico Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Marsico Fund’s Expense Peers. The Board determined that the Marsico Fund’s contractual management fee rate and total expense ratio were appropriate in light of the median contractual management fee rate and total expense ratio paid by the Marsico Fund’s Expense Peers. The Board also noted that the Marsico Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Marsico Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Marsico Fund’s total expenses as a percentage of the Marsico Fund’s average daily net assets on a class-by-class basis. The Board noted that the voluntary cap is scheduled to convert to a contractual cap. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Marsico Fund, which was implemented on June 1, 2012. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee reduction, which may result in savings to shareholders.

The Board noted that the MFS Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the MFS Fund’s Expense Peers. The Board determined that the MFS Fund’s actual management fee rate and total expense ratio were appropriate in light of the median actual management fee rate and total expense ratio paid by the MFS Fund’s Expense Peers. The Board also noted that the MFS Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the MFS Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the MFS Fund’s total expenses as a percentage of the MFS Fund’s average daily net assets on a class-by-class basis. The Board noted that the voluntary cap is scheduled to convert to a contractual cap.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

FDP SERIES, INC.	MAY 31, 2014	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s and the Sub-Advisors’ overall operations and BlackRock’s efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock and the Sub-Advisors may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of their other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s and the Sub-Advisors’ brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2015, and the Sub-Advisory Agreements between the Manager and each Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock and the Sub-Advisors. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

68	FDP SERIES, INC.	MAY 31, 2014

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 96 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007
Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.
				29 RICs consisting of 96 Portfolios	Actavis plc (pharmaceuticals)

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007
Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.
				29 RICs consisting of 96 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007
Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.
				29 RICs consisting of 96 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007
Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.
				29 RICs consisting of 96 Portfolios	None

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007
Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.
				29 RICs consisting of 96 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 96 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 96 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007
Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.
				29 RICs consisting of 96 Portfolios	None
FDP SERIES, INC.	MAY 31, 2014	69

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007
Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.
				29 RICs consisting of 96 Portfolios	None

[1] Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2] Date shown is the earliest date a person has served for the Corporation covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				144 RICs consisting of 333 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007
Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.
				29 RICs consisting of 96 Portfolios	BlackRock, Inc.

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				144 RICs consisting of 333 Portfolios	None

[3] Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

70	FDP SERIES, INC.	MAY 31, 2014

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 to 2013; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014
Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012
Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Corporation serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809
Sub-Advisors
Massachusetts Financial
Services Company
Boston, MA 02116

Marsico Capital
Management, LLC
Denver, CO 80202

Invesco Advisers, Inc.
Atlanta, GA 30309

Franklin Advisers, Inc.
San Mateo, CA 94403
	Custodian Brown Brothers Harriman & Co. Boston, MA 02109 Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Distributor BlackRock Investments, LLC New York, NY 10022
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr &
Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds.

FDP SERIES, INC.	MAY 31, 2014	71

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

72	FDP SERIES, INC.	MAY 31, 2014

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

FDP SERIES, INC.	MAY 31, 2014	73

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short
Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology
Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock CoreAlpha Bond Fund BlackRock CoRI Funds 2015 2017 2019 2021 2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income
Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock National Municipal Fund	BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund BlackRock Pennsylvania Municipal Bond Fund	BlackRock Short-Term Municipal Fund BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolio
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath® Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

74	FDP SERIES, INC.	MAY 31, 2014

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Please see the Fund’s current prospectus for a description of risks associated with global investments.

FDPS-5/14-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$43,863	$43,863	$0	$0	$15,100	$15,100	$0	$0
Invesco Value FDP Fund	$31,163	$31,163	$0	$0	$12,000	$12,000	$0	$0
Marsico Growth FDP Fund	$31,163	$31,163	$0	$0	$12,000	$12,000	$0	$0
MFS Research International FDP Fund	$33,463	$33,463	$0	$0	$13,000	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is

2

subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

3

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$15,100	$15,100
Invesco Value FDP Fund	$12,000	$12,000
Marsico Growth FDP Fund	$12,000	$12,000
MFS Research International FDP Fund	$13,000	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these

4

controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2
(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

5

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

FDP Series, Inc.

Date: July 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

FDP Series, Inc.

Date: July 29, 2014

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

FDP Series, Inc.

Date: July 29, 2014

6